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                                                                     EXHIBIT 4.3
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                                                                     EXHIBIT 4.3

                          SALE AND SERVICING AGREEMENT

                                      Among

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B,
                                   as Issuer,

                             ADVANTA HOLDING TRUST,
                                as Holding Trust,

                    ADVANTA MORTGAGE CONDUIT SERVICES, INC.,
                                   as Sponsor,

                           ADVANTA MORTGAGE CORP. USA,
                               as Master Servicer,

                                       and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                              as Indenture Trustee

                          Dated as of September 1, 1998

                                TABLE OF CONTENTS
                         (Not a Part of this Agreement)

                                                                            Page

Parties........................................................................1
Recitals.......................................................................1

ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION...................................1

      Section 1.1.    Definitions..............................................1
      "Accepted Servicing Practices"...........................................1
      "Account"................................................................2
      "Additional Balance".....................................................2
      "AMHC"...................................................................2
      "Appraised Value"........................................................2
      "Assignee"...............................................................2
      "Assignment of Mortgage".................................................2
      "Assignor"...............................................................2
      "Authorized Officer".....................................................3
      "Business Day"...........................................................3
      "Certificates"...........................................................3
      "Civil Relief Act".......................................................3
      "Class A Note"...........................................................3
      "Class A-1 Note".........................................................3
      "Class A-2 Note".........................................................3
      "Class A Principal Balance"..............................................3
      "Closing Date"...........................................................4
      "Code"...................................................................4
      "Combined Loan-to-Value Ratio"...........................................4
      "Credit Limit"...........................................................4
      "Credit Limit Utilization Rate"..........................................4
      "Credit Line Agreement"..................................................4
      "Cut-Off Date"...........................................................5
      "Cut-Off Date HELOC Pool Balance"........................................5
      "Cut-Off Date HLTV Balance"..............................................5
      "Cut-Off Date Principal Balance".........................................5
      "Date-of-Payment Loans"..................................................5
      "Debt Service Reduction".................................................5
      "Defective Mortgage Loan"................................................5
      "Deficient Valuation"....................................................5
      "Delinquent".............................................................5
      "Depository".............................................................6
      "Designated Depository Institution"......................................6
      "Determination Date".....................................................6
      "Direct Participant" or "DTC Participant"................................6
      "Document Delivery Requirements".........................................7
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      "Draw"...................................................................7
      "Draw Period"............................................................7
      "Event of Servicing Termination".........................................7
      "FDIC"...................................................................7
      "FHLMC"..................................................................7
      "First Mortgage Loan"....................................................7
      "Foreclosure Profit".....................................................7
      "FNMA"...................................................................8
      "HELOC Pool Balance".....................................................8
      "Highest Lawful Rate"....................................................8
      "HLTV Pool Balance"......................................................8
      "Holder" or "Noteholder".................................................8
      "Holding"................................................................8
      "Holding Trust Agreement"................................................8
      "Indemnification Agreement"..............................................8
      "Indenture":.............................................................8
      "Indenture Trustee"......................................................9
      "Indenture Trustee's Fee"................................................9
      "Indirect Participant":..................................................9
      "Initial Mortgage Loans".................................................9
      "Initial Premium"........................................................9
      "Insurance Agreement"....................................................9
      "Insurance Policy".......................................................9
      "Insurance Proceeds".....................................................9
      "Insurer"...............................................................10
      "Interest Collections"..................................................10
      "Interest Remittance Amount"............................................10
      "Issuer" or  "Trust"....................................................10
      "Late Payment Rate".....................................................10
      "Lifetime Rate Cap".....................................................11
      "Liquidated Mortgage Loan"..............................................11
      "Liquidation Expenses"..................................................11
      "Liquidation Proceeds"..................................................11
      "Liquidation Report"....................................................11
      "Loan Purchase Price"...................................................11
      "Loan Rate".............................................................11
      "Loan Rate Cap".........................................................12
      "Margin"................................................................12
      "Master Servicer".......................................................12
      "Master Servicer Affiliate".............................................12
      "Master Servicer's Trust Receipt".......................................12
      "Minimum Monthly Payment"...............................................12
      "Monthly Remittance Amount".............................................12
      "Moody's"...............................................................12
      "Mortgage"..............................................................12
      "Mortgage Files"........................................................13
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      "Mortgage Loans"........................................................13
      "Mortgage Note".........................................................13
      "Mortgaged Property"....................................................13
      "Mortgagor".............................................................13
      "Net Liquidation Proceeds"..............................................13
      "Nonrecoverable Advance"................................................14
      "Note Account"..........................................................14
      "Officer's Certificate".................................................14
      "Operative Documents"...................................................14
      "Original Class A-1 Principal Balance"..................................14
      "Original Class A-2 Principal Balance"..................................14
      "Original Principal Amount".............................................14
      "Original Principal Balance"............................................14
      "Originator"............................................................14
      "Outstanding"...........................................................15
      "Owner Trustee".........................................................15
      "Payment Date"..........................................................15
      "Percentage Interest"...................................................15
      "Person"................................................................15
      "Policies"..............................................................16
      "Pool Certification"....................................................16
      "Pool Factor"...........................................................16
      "Prepaid Installment"...................................................16
      "Preference Amount".....................................................16
      "Prepayment"............................................................16
      "Preservation Expenses".................................................16
      "Prime".................................................................17
      "Principal and Interest Account"........................................17
      "Principal Balance".....................................................17
      "Principal Collections".................................................17
      "Principal Remittance Amount"...........................................17
      "Prospectus"............................................................18
      "Prospectus Supplement".................................................18
      "Qualified Overcollateralization Mortgage"..............................18
      "Qualified Replacement Mortgage"........................................18
      "Realized Loss".........................................................19
      "Record Date"...........................................................19
      "Register"..............................................................19
      "Registrar".............................................................19
      "Registration Statement"................................................19
      "Reimbursement Amount"..................................................19
      "REO Property"..........................................................20
      "Remittance Date".......................................................20
      "Remittance Period".....................................................20
      "Replacement Cut-Off Date"..............................................20
      "Representation Letter".................................................20
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      "Schedule of Mortgage Loans"............................................20
      "Second Mortgage Loan"..................................................21
      "Securities Act"........................................................21
      "Senior Lien"...........................................................21
      "Servicing Advance".....................................................21
      "Servicing Fee".........................................................21
      "Servicing Fee Rate"....................................................21
      "Sponsor"...............................................................21
      "Standard & Poor's".....................................................21
      "Substitution Amount"...................................................21
      "Sub-Servicer"..........................................................22
      "Sub-Servicing Agreement"...............................................22
      "Telerate Screen Page 3750".............................................22
      "Termination Fees"......................................................22
      "Transfer Date".........................................................22
      "Transfer Notice Date"..................................................22
      "Trust Agreement".......................................................22
      "Trust Estate"..........................................................22
      "Underwriter"...........................................................23
      Section 1.2.    Use of Words and Phrases................................23
      Section 1.3.    Captions; Table of Contents.............................23
      Section 1.4.    Opinions................................................23

ARTICLE II CONVEYANCE OF MORTGAGE LOANS.......................................24

      Section 2.1.    Conveyance of the Mortgage Loans........................24
      Section 2.2.    Acceptance by Indenture Trustee; Certain Substitutions
                           of Mortgage Loans; Certification by
                           Indenture Trustee..................................31
      Section 2.3.    Cooperation Procedures..................................34
      Section 2.4.    [Reserved]..............................................34
      Section 2.5.    Retransfers of HELOC Loans at Election of Sponsor.......34

ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SPONSOR AND
         THE MASTER SERVICER..................................................36

      Section 3.1.    Representations and Warranties of the Sponsor...........36
      Section 3.2.    Representations and Warranties of the Master Servicer...38
      Section 3.3.    Representations and Warranties of the Sponsor  with
                           Respect to the Mortgage Loans; Retransfer of
                           Certain Mortgage Loans.............................40
      Section 3.4.    Covenants of Sponsor to Take Certain Actions with
                           Respect to the Mortgage Loans In
                           Certain Situations.................................56

ARTICLE IV SERVICING AND ADMINISTRATION OF MORTGAGE LOANS.....................57

      Section 4.1.    Master Servicer and Sub-Servicers.......................57
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      Section 4.2.    Collection of Certain Mortgage Loan Payments............61
      Section 4.3.    Sub-Servicing Agreements Between Master Servicer and
                           Sub-Servicers......................................61
      Section 4.4.    Successor Sub-Servicers.................................62
      Section 4.5.    Liability of Master Servicer............................62
      Section 4.6.    No Contractual Relationship Between Sub-Servicer
                           and Indenture Trustee or the Class A Noteholders...63
      Section 4.7.    Assumption or Termination of Sub-Servicing Agreement
                           by Indenture Trustee...............................63
      Section 4.8.    Principal and Interest Account..........................63
      Section 4.9.    Servicing Advances......................................65
      Section 4.10.   Purchase of Mortgage Loans..............................66
      Section 4.11.   Maintenance of Insurance................................66
      Section 4.12.   Due-on-Sale Clauses; Assumption and Substitution
                           Agreements.........................................68
      Section 4.13.   Realization Upon Defaulted Mortgage Loans...............69
      Section 4.14.   Indenture Trustee to Cooperate; Release of
                           Mortgage Files.....................................70
      Section 4.15.   Servicing Compensation..................................72
      Section 4.16.   Annual Statement as to Compliance.......................72
      Section 4.17.   Annual Independent Certified Public Accountants'
                           Reports............................................73
      Section 4.18.   Access to Certain Documentation and Information
                           Regarding the Mortgage Loans.......................73
      Section 4.19.   Assignment of Agreement.................................73

ARTICLE V SERVICING TERMINATION...............................................74

      Section 5.1.    Events of Servicing Termination.........................74
      Section 5.2.    Inspections by Insurer; Errors and Omissions Insurance..78
      Section 5.3.    Merger, Conversion, Consolidation or Succession to
                           Business of Master Servicer........................78
      Section 5.4.    Notification to Noteholders.............................78
      Section 5.5.    Notices of Material Events..............................78

ARTICLE VI ADMINISTRATIVE DUTIES OF THE MASTER SERVICER.......................79

      Section 6.1.    Administrative Duties with Respect to the Indenture.....79
      Section 6.2.    Records.................................................81
      Section 6.3.    Additional Information to be Furnished to the Issuer....81

ARTICLE VII MISCELLANEOUS.....................................................81

      Section 7.1.    Compliance Certificates and Opinions....................81
      Section 7.2.    Form of Documents Delivered to the Indenture Trustee....82
      Section 7.3.    Acts of Class A Noteholders.............................83
      Section 7.4.    Notices, etc. to Indenture Trustee......................83
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      Section 7.5.    Notices and Reports to Class A Noteholders; Waiver
                           of Notices.........................................84
      Section 7.6.    Rules by Indenture Trustee..............................84
      Section 7.7.    Successors and Assigns..................................84
      Section 7.8.    Severability............................................84
      Section 7.9.    Benefits of Agreement...................................85
      Section 7.10.   Legal Holidays..........................................85
      Section 7.11.   Governing Law...........................................85
      Section 7.12.   Counterparts............................................85
      Section 7.13.   Usury...................................................85
      Section 7.14.   Amendment...............................................86
      Section 7.15.   The Insurer.............................................87
      Section 7.16.   Notices.................................................87
      Section 7.17.   Limitation of Liability.................................88

SCHEDULE I        --       Schedule of Mortgage Loans

EXHIBIT A         --       Form of Contents of Mortgage Loan File
EXHIBIT B         --       Form of Underlying Mortgage Note
EXHIBIT C         --       Form of Certificate Regarding Prepaid Loans
EXHIBIT D         --       Form of Trustee's Acknowledgement of Receipt
EXHIBIT E         --       Form of Certification
EXHIBIT F         --       Form of Master Servicer's Trust Receipt

         SALE AND SERVICING AGREEMENT, dated as of September 1, 1998, by and among ADVANTA HOME EQUITY LOAN TRUST 1998-B (the "Trust" or the "Issuer"), ADVANTA HOLDING TRUST, a Delaware business trust ("Holding"), ADVANTA MORTGAGE CONDUIT SERVICES, INC., a Delaware corporation, in its capacity as Sponsor of the Trust (the "Sponsor"), ADVANTA MORTGAGE CORP. USA, a Delaware corporation, in its capacity as master servicer (the "Master Servicer"), and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national banking association, in its capacity as Indenture Trustee (the "Indenture Trustee").

         WHEREAS, the Sponsor owns a portfolio of Mortgage Loans originated by it, or purchased by it from certain other parties, including Affiliates of the Sponsor;

         WHEREAS, the Sponsor desires to sell such portfolio of Mortgage Loans to Holding and Holding desires to purchase such Mortgage Loans from the Sponsor;

         WHEREAS, Holding desires to transfer such Mortgage Loans to the Issuer and the Issuer desires to acquire such Mortgage Loans from Holding;

         WHEREAS, such Mortgage Loans consist of certain home equity loan revolving lines of credit (the "HELOC Loans") and certain high loan-to-value mortgage loans (the "HLTV Loans");

         WHEREAS, the Master Servicer has agreed to service such Mortgage Loans, which constitute the principal assets of the Trust Estate;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Sponsor, the Master Servicer, the Issuer, Holding and the Indenture Trustee hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

         Section 1.1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise. In addition, capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Indenture.

         "Accepted Servicing Practices": The Master Servicer's normal servicing practices in servicing and administering mortgage loans for its own account, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and will give due consideration to the Insurer's and the Noteholders' reliance on the Master Servicer. The "Accepted Servicing Practices" may be different for HELOC Loans and HLTV Loans.
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         "Account": Any account established in accordance with Section 4.8 hereof and Section 8.3 of the Indenture.

         "Additional Balance": As to any HELOC Loan and day, the aggregate amount of all Draws conveyed to the Trust with respect to the HELOC Pool pursuant to Section 2.1, it being understood that the Trust shall not be required to fund any Additional Balances.

         "Agreement": This Sale and Servicing Agreement, as it may be amended from time to time in accordance with the terms hereof, and including the Exhibits hereto.

         "AMHC": Advanta Mortgage Holding Company, a Delaware corporation and the corporate parent of Advanta Mortgage Corp. USA, and the indirect corporate parent of Advanta Mortgage Conduit Services, Inc.

         "Appraised Value": As to any Mortgaged Property, the value established by a drive-by inspection or a full appraisal of such Mortgaged Property in order to establish compliance with the underwriting criteria then in effect in connection with the application for the Mortgage Loan secured by such Mortgaged Property.

         "Assignee": With respect to any Person, any immediate or mediate assignee, pledgee or other transferee of such Person.

         "Assignment of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the recordation of the pledge of the Mortgage Loans to the Indenture Trustee for the benefit of the Class A Noteholders and the Insurer.

         "Assignor": With respect to any Person, any immediate or mediate assignor, pledgor or other transferor to such Person of any right, title or interest in or to any property of any kind whatsoever.

         "Authorized Officer": With respect to any Person, any person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person and, with respect to the Indenture Trustee, the Master Servicer and the Sponsor, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Closing Date.

         "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York or the State of California or in the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed.

         "Certificates": The trust certificates evidencing the beneficial ownership interests in Holding or the Trust, as applicable.


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         "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of
1940, as amended.

         "Class A Note": Any Class A-1 Note or any Class A-2 Note.

         "Class A-1 Note": Any Note designated as a "Class A-1 Note" on the face thereof, in the form of Exhibit A-1 to the Indenture. The Class A-1 Notes shall be issued with an initial aggregate Class A-1 Principal Balance equal to the Original Class A-1 Principal Balance therefor. The Class A-1 Notes relate to the HELOC Pool.

         "Class A-2 Note": Any Note designated as a "Class A-2 Note" on the face thereof, in the form of Exhibit A-2 to the Indenture. The Class A-2 Notes shall be issued with an initial aggregate Class A-2 Principal Balance equal to the Original Class A-2 Principal Balance therefor. The Class A-2 Notes relate to the HLTV Pool.

         "Class A Principal Balance": As of any time of determination and with respect to a Class of Class A Notes, the Original Class A Principal Balance of such Class less any amounts actually distributed theretofore as principal thereon on all prior Payment Dates.

         "Closing Date": September 30, 1998.

         "Code": The Internal Revenue Code of 1986, as amended, and any successor statute.

         "Combined Loan-to-Value Ratio": (i) With respect to any HELOC Loan as of any date, the percentage equivalent of a fraction, the numerator of which is the sum of (A) the Credit Limit and (B) the outstanding principal balance as of the date of execution of the related Credit Line Agreement (or as of any subsequent date, if any, as of which such outstanding principal balance may be determined in connection with an increase in the Credit Limit for such Mortgage
Loan) of any mortgage loan or mortgage loans that are senior in priority to the Mortgage Loan and which is secured by the same Mortgaged Property and the denominator of which is the lesser of (C) the Appraised Value of the related Mortgaged Property as set forth in the Mortgage File on such date of execution or on such subsequent date, if any, or (D) in the case of a Mortgaged Property purchased within one year of such date of execution, the purchase price thereof.
(ii) With respect to any HLTV Loan as of any date, the percentage equivalent of a fraction, the numerator of which is the sum of (W) the original principal balance of the HLTV Loan and (X) any outstanding principal balances of mortgage loans senior to the HLTV Loan (calculated at the date of origination of the related Mortgage Loan) and the denominator of which is the lesser of (Y) the Appraised Value of the related Mortgaged Property as set forth in Mortgage File at such date of origination and (Z) in the case of a Mortgaged Property purchased within one year of the origination of the related Mortgage Loan, the purchase price thereof.

         "Credit Limit": As to any HELOC Loan, the maximum principal balance permitted under the terms of the related Credit Line Agreement.


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         "Credit Limit Utilization Rate": As to any HELOC Loan, the percentage equivalent of a fraction, the numerator of which is the Principal Balance for such HELOC Loan and the denominator of which is the related Credit Limit.

         "Credit Line Agreement": With respect to any HELOC Loan, the related home equity line of credit agreement and promissory note executed by the related Mortgagor and any amendment or modification thereof in accordance with the terms herein.

         "Cut-Off Date": The opening of business on September 1, 1998. With respect to each Qualified Replacement Mortgage, the Replacement Cut-off Date related to such Qualified Replacement Mortgage.

         "Cut-Off Date Pool Balance": The actual aggregate Principal Balances (calculated as of the Cut-Off Date or, if later, the date of origination) of the HELOC Loans included in the HELOC Pool as of the Closing Date and of the HLTV Loans included in the HLTV Pool as of the Closing Date.

         "Cut-Off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the related Cut-Off Date.

         "Date-of-Payment Loans": Any Mortgage Loan as to which, pursuant to the Underlying Mortgage Note relating thereto, interest is computed and charged to the Mortgagor at the rate on the outstanding principal balance of such Underlying Mortgage Note based on the number of days elapsed between receipt of the Mortgagor's last payment through receipt of the Mortgagor's most current payment.

         "Debt Service Reduction": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Minimum Monthly Payment due on such Mortgage Loan.

         "Defective Mortgage Loan": A Mortgage Loan determined not to satisfy the criteria set forth in this Agreement.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

         "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.


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
         "Depository": The Depository Trust Company, 7 Hanover Square, New York, New York 10004 and any successor Depository hereafter named.

         "Designated Depository Institution": With respect to the Principal and Interest Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated (x) A or better by Standard & Poor's and (y) A2 or better by Moody's and in one of the two highest short-term rating categories for Standard & Poor's and Moody's, unless otherwise approved in writing by the Insurer and each of Moody's and Standard & Poor's, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws,
(iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Insurer, Moody's and Standard & Poor's and, in each case acting or designated by the Master Servicer as the depository institution for the Principal and Interest Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $100,000,000. Notwithstanding the foregoing, the Principal and Interest Account may be held by an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated Baa3 or better by Moody's or BBB or better by Standard & Poor's and has a short-term rating of A-1 or better by Standard & Poor's if such institution has trust powers and the Principal and Interest Account is held by such institution in its trust capacity and not in its commercial capacity.

         "Determination Date": As to each Payment Date, the fourth Business Day next preceding such Payment Date or such earlier day as shall be agreed to by the Insurer and Indenture Trustee.

         "Direct Participant" or "DTC Participant": Any broker-dealer, bank or other financial institution for which the Depository holds the Class A Notes from time to time as a securities depository.

         "Document Delivery Requirements": The Sponsor's obligations to deliver certain legal documents, to prepare and record certain Assignments of Mortgage or to deliver certain opinions relating to Assignments of Mortgage, in each case with respect to the Mortgage Loans upon certain conditions as set forth in
Section 2.1 hereof.

         "Draw": With respect to any HELOC Loan, an additional borrowing by the Mortgagor subsequent to the related Cut-Off Date in accordance with the related Credit Line Agreement.

         "Draw Period": With respect to any HELOC Loan, the period of time whereby a Mortgagor may make a Draw under the related Credit Line Agreement; such period not to exceed three or five years (as applicable), unless extended at the option of the related Originator and/or the Master Servicer pursuant to the terms hereof and the Credit Line Agreement (provided that any such extension shall be in accordance with the provisions set forth herein with respect to Mortgage Loan modifications)..

         "Event of Servicing Termination": As defined in Section 5.1 hereof.

         "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

         "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

         "First Mortgage Loan": A Mortgage Loan which constitutes a first priority mortgage lien with respect to any Mortgaged Property.

         "Foreclosure Profit": With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

         "FNMA": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

         "HELOC Pool Balance": With respect to any date, the Principal Balances of the HELOC Loans as of such date.

         "Highest Lawful Rate": As defined in Section 7.13.

         "HLTV Pool Balance": With respect to any date, the Principal Balances of the HLTV Loans as of such date.

         "Holder" or "Noteholder": means the Person in whose name a Note is registered on the Note Register.

         "Holding": Advanta Holding Trust, a Delaware business trust.

         "Holding Trust Agreement": The trust agreement dated as of September 1, 1998 between the Sponsor and Wilmington Trust Company, as Owner Trustee, relating to the formation of Holding.

         "Indemnification Agreement": The Indemnification Agreement dated as of September 25, 1998 among the Sponsor, the Originators, the Insurer and the Underwriter.


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
         "Indenture": The Indenture dated as of September 1, 1998 between the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time in accordance with the terms thereof.

         "Indenture Trustee": Bankers Trust Company of California, N.A., located on the date of execution of this Agreement at 3 Park Plaza, 16th Floor, Irvine, California 92614, not in its individual capacity but solely as Indenture Trustee under this Agreement, and any successor hereunder.

         "Indenture Trustee's Fee": With respect to any Payment Date and each Pool, the product of (x) one-twelfth of .015% and (y) the Pool Balance of such Pool as of the end of the immediately preceding Remittance Period.

         "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in the Class A Notes.

         "Initial Mortgage Loans": Mortgage Loans delivered by the Sponsor to the Trust on the Closing Date.

         "Initial Premium": With respect to each Pool, the initial premium payable by AMHC to the Insurer in consideration of the delivery to the Indenture Trustee of the Policy relating to such Pool.

         "Insurance Agreement": The Insurance Agreement dated as of September 30, 1998 among the Sponsor, the Originators, the Master Servicer, Holding, the Issuer, the Owner Trustee, the Indenture Trustee and the Insurer, as it may be amended from time to time.

         "Insurance Policy": Any hazard, title or primary mortgage insurance policy relating to a Mortgage Loan. The term "Insurance Policy" shall not include the Policies.

         "Insurance Proceeds": Proceeds paid by any insurer (other than the Insurer) pursuant to any Insurance Policy covering a Mortgage Loan, or amounts required to be paid by the Master Servicer pursuant to the last sentence of the first paragraph of Section 4.11(b), or the penultimate sentence of Section 4.11(c), net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds,
(ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures, or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         "Insurer": MBIA Insurance Corporation, a New York stock insurance company, or any successor thereto, as issuer of the Policies.

         "Interest Collections": For any Payment Date and with respect to either Pool, amounts collected during the related Remittance Period, including the portion of

Net Liquidation Proceeds allocated to interest pursuant to the terms of the Underlying Mortgage Notes, less the Servicing Fee for the related Remittance Period.

         "Interest Remittance Amount": With respect to the HELOC Pool, as of any Remittance Date, the sum, without duplication, of (i) all interest collected by the Master Servicer during the related Remittance Period with respect to the HELOC Loans (net of the HELOC Servicing Fee), except that with respect to Prepaid Installments, interest shall be remitted in the related Remittance Period and (ii) all Net Liquidation Proceeds actually collected by the Master Servicer with respect to the HELOC Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to interest). With respect to the HLTV Pool, as of any Remittance Date, the sum, without duplication, of
(i) all interest collected by the Master Servicer during the related Remittance Period with respect to the HLTV Loans (net of the HLTV Servicing Fee), except that with respect to Prepaid Installments, interest shall be remitted in the related Remittance Period and (ii) all Net Liquidation Proceeds actually collected by the Master Servicer with respect to the HLTV Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to interest).

         "Issuer" or "Trust": Advanta Home Equity Loan Trust 1998-B created by the Trust Agreement.

         "Late Payment Rate": For any Payment Date, the rate of interest, as it is publicly announced by Citibank, N.A. or its successor at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A. or its successor) plus 2%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "Lifetime Rate Cap": With respect to each HELOC Loan for which the related Credit Line Agreement provides for a lifetime rate cap, the maximum Loan Rate permitted over the life of such HELOC Loan under the terms of the related Credit Line Agreement, a form of which is set forth in Exhibit B hereto.

         "Liquidated Mortgage Loan": As defined in Section 4.13(b) hereof. A Mortgage Loan which is purchased from the Trust pursuant to Section 3.3, 3.4, 3.6(b) or 4.10 hereof is not a "Liquidated Mortgage Loan."

         "Liquidation Expenses": Expenses which are incurred by the Master Servicer or any Sub-Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Master Servicer or any Sub-Servicer pursuant to Section 4.9 with respect to the related Mortgage Loan.

         "Liquidation Proceeds": With respect to any Liquidated Mortgage Loan, any amounts

(including the proceeds of any Insurance Policy but excluding any amounts drawn on the related Policy) recovered by the Master Servicer in connection with such Liquidated Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise.

         "Liquidation Report": As defined in Section 4.13(b).

         "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust on a Remittance Date pursuant to Section 2.2(b), 3.3, 3.4, or
4.10 hereof, an amount equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Principal Balance thereof as of the beginning of the preceding Remittance Period computed at the Loan Rate, if any, together with, without duplication, the aggregate amount of (i) all delinquent interest, all Servicing Advances theretofore made with respect to such Mortgage Loan and not subsequently recovered from the related Mortgage Loan and (ii) any Reimbursement Amount relating to such Mortgage Loan.

         "Loan Rate": With respect to any HELOC Loan and as of any day, the per annum rate of interest applicable under the related Credit Line Agreement to the calculation of interest for such day on the Principal Balance of such HELOC Loan. With respect to any HLTV Loan and as of any day, the per annum rate of interest borne by each HLTV Loan applicable to the calculation of interest for such day on the Principal Balance of such HLTV Loan.

         "Loan Rate Cap": With respect to each HELOC Loan, the lesser of (i) the Lifetime Rate Cap, if any, or (ii) the applicable state usury ceiling, if any.

         "Margin": With respect to each HELOC Loan with an adjustable rate, the fixed percentage amount set forth in the related Credit Line Agreement which amount is added to Prime in accordance with the terms of the related Credit Line Agreement to determine the Loan Rate for such HELOC Loan, subject to any maximum.

         "Master Servicer": Advanta Mortgage Corp. USA, a Delaware corporation, and its permitted successors and assigns.

         "Master Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Master Servicer and (ii) which is qualified to service residential mortgage loans.

         "Master Servicer's Trust Receipt": The Master Servicer's trust receipt in the form set forth as Exhibit F hereto.

         "Minimum Monthly Payment": With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in that month.

         "Monthly Remittance Amount": With respect to each Pool, the sum of the Principal Remittance Amount and the Interest Remittance Amount for such Pool.

         "Moody's": Moody's Investors Service, Inc.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first or junior lien on an estate in fee simple interest in real property securing an Underlying Mortgage Note.

         "Mortgage Files": For each Mortgage Loan, the items listed on Exhibit A hereto.

         "Mortgage Loans": Such of the mortgage loans transferred and assigned to the Trust pursuant to Section 2.1 hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedule of Mortgage Loans. Each Mortgage Loan shall be assigned to the HELOC Pool (if such Mortgage Loan is a HELOC Loan) or to the HLTV Pool (if such Mortgage Loan is an HLTV Loan). The term "Mortgage Loan" includes the terms "HELOC Loan," HLTV Loan," "First Mortgage Loan" and "Second Mortgage Loan." The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Mortgaged Property that is REO Property prior to such Mortgaged Property's disposition by the Trust and any Mortgage Loan the related Mortgagor of which is in bankruptcy. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Sponsor, in fact was not transferred and assigned to the Trust for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

         "Mortgage Note": The promissory note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under an HLTV Loan.

         "Mortgaged Property": The underlying property securing a Mortgage
Loan.

         "Mortgagor": The obligor on an Underlying Mortgage Note.

         "Net Liquidation Proceeds": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of, without duplication, Liquidation Expenses and unreimbursed Servicing Advances and accrued and unpaid Servicing Fees through the date of liquidation relating to such Liquidated Mortgage Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Mortgage Loan be less than zero.

         "Nonrecoverable Advance" shall mean, with respect to any Mortgage Loan, any Servicing Advance previously made and not reimbursed pursuant to Section 4.9 or any Servicing Advance proposed to be made in respect of a Mortgage Loan, either of which, in the good faith business judgment of the Master Servicer, as evidenced by an Officer's Certificate delivered to the Insurer and the Indenture Trustee on or prior to the related Remittance Date, would not be ultimately recoverable.

         "Note Account": The Note Account established in accordance with
Section 8.3 of the Indenture and maintained by the Indenture Trustee.

         "Officer's Certificate": A certificate signed by any Authorized
Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

         "Operative Documents": Collectively, this Agreement, the Indenture, the Trust Agreement, the Holding Trust Agreement, the Purchase Agreement, the Policies, the Class A Notes, the Indemnification Agreement and the Insurance Agreement.

         "Original Class A-1 Principal Balance": $67,500,000.

         "Original Class A-2 Principal Balance": $40,000,000.

         "Original Principal Amount": With respect to any particular Class A Note, an amount equal to the product of (i) the Percentage Interest of such Class A Note and (ii) the Original Class A Principal Balance of the related Class.

         "Original Principal Balance": With respect to each Underlying Mortgage Note, the principal amount of such Underlying Mortgage Note or the mortgage note relating to a Senior Lien, as the case may be, on the date of origination thereof.

         "Originator": Each of Advanta National Bank, a national banking association, and Advanta Finance Corp., a Nevada corporation.

         "Outstanding": With respect to Class A Notes, as of any date of determination, all such Class A Notes theretofore executed and delivered hereunder except:

                           (i) Class A Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                           (ii) Class A Notes or portions thereof for which full and final payment money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Class A Noteholders;

                           (iii) Class A Notes in exchange for or in lieu of which other Class A Notes have been executed and delivered pursuant to the Indenture, unless proof satisfactory to the Indenture Trustee is presented that any such Class A Notes are held by a bona fide purchaser; and

                           (iv) Class A Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Class A Notes have been issued as provided for in Section 2.4 of the Indenture;

provided, however, that to the extent of any payments made on the Notes by the Insurer, such Notes shall be deemed to be "Outstanding" for purposes of determining the Insurer's subrogation rights.

         "Owner Trustee": Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement or the Holding Trust

Agreement (as applicable), its successors in interest or any successor Owner Trustee under the Trust Agreement or the Holding Trust Agreement (as applicable).

         "Payment Date": Any date on which the Indenture Trustee is required to make distributions to the Class A Noteholders, which shall be the 25th day of each month, commencing in the month following the Closing Date or, if such day is not a Business Day, then on the next succeeding Business Day.

         "Percentage Interest": As to any Class A Note that amount, expressed as a percentage, equal to a fraction, the numerator of which is the Class A Principal Balance of such Class A Note as of the related Cut-Off Date and the denominator of which is the Original Class A Principal Balance of all Class A Notes of the same Class; and as to any Certificate, the Percentage Interest set forth on such Certificate.

         "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Policies": The note guaranty insurance policies, each dated September 30, 1998, issued by the Insurer to the Indenture Trustee for the benefit of the related Noteholders.

         "Pool Balance": Means the HELOC Pool Balance or the HLTV Pool Balance, as applicable.

         "Pool Certification": As defined in Exhibit F attached hereto.

         "Pool Factor": With respect to each Pool, a seven-digit decimal which the Indenture Trustee shall compute monthly expressing the related Class A Principal Balance as of each Payment Date (after giving effect to any distribution of principal on such Payment Date) as a proportion of the Original Class A Principal Balance for the related Class. On the Closing Date, the Pool Factor for each Pool will be 1.0000000. Thereafter, the Pool Factor shall decline to reflect reductions in the related Class A Principal Balance resulting from distributions of principal to the Class A Notes.

         "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

         "Preference Amount": As defined in each Policy.

         "Prepayment": Any payment of principal of a Mortgage Loan which is received by the Master Servicer in advance of the scheduled due date for the payment of such principal (other than the principal portion of any Prepaid Installment), and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Mortgage Loan shall be deemed to be Prepayments for all purposes of this Agreement.

         "Preservation Expenses": Expenditures made by the Master Servicer or any Sub-Servicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

         "Prime": The "prime" rate of interest charged from time to time as set forth in the related Credit Line Agreement.

         "Principal and Interest Account": Collectively, each principal and interest account created by the Master Servicer or any Sub-Servicer pursuant to
Section 4.8(a) hereof, or pursuant to any Sub-Servicing Agreement.

         "Principal Balance": As to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any date, the related Cut-Off Date Principal Balance, plus (i) if such Mortgage Loan is a HELOC Loan any Additional Balance in respect of such Mortgage Loan, minus (ii) all collections credited as principal against the Principal Balance of any such Mortgage Loan in accordance with the related Underlying Mortgage Note prior to such day. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance of zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan and at all times thereafter.

         "Principal Collections": As to any Payment Date and with respect to either Pool, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting principal (including, but not limited to, any Substitution Amounts, any portion of Insurance Proceeds or Net Liquidation Proceeds allocable to principal of the applicable Mortgage Loan, but excluding Foreclosure Profits) collected by the Master Servicer with respect to such Pool under the related Mortgage Loans during the related Remittance Period. The terms of the related Underlying Mortgage Note shall determine the portion of each payment in respect of a Mortgage Loan that constitutes principal or interest.

         "Principal Remittance Amount": As of any Remittance Date and with respect to either Pool, the sum, without duplication, of (i) the principal actually collected by the Master Servicer with respect to such Pool under the related Mortgage Loans during the related Remittance Period, (ii) the Principal Balance of each such Mortgage Loan that either was repurchased by the Sponsor or purchased by the Master Servicer, to the extent such Principal Balance was actually deposited in the Principal and Interest Account on such Remittance Date, (iii) any Substitution Amounts delivered by the Sponsor in connection with a substitution of a Mortgage Loan, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on such Remittance Date, and (iv) all Net Liquidation Proceeds actually collected by the Master Servicer with respect to such Mortgage Loans during the related Remittance Period (to the extent such Liquidation Proceeds related to principal).

         "Prospectus": That certain Prospectus dated September 15, 1998, naming Advanta Mortgage Conduit Services, Inc. and Advanta Mortgage Corp. USA as registrants and describing certain mortgage loan asset-backed securities to be issued from time to time as described in related Prospectus Supplements.

         "Prospectus Supplement": That certain Prospectus Supplement dated September 25, 1998, describing the Class A Notes issued by the Trust.

         "Qualified Overcollateralization Mortgage": A HELOC Loan added to the HELOC Pool by the Master Servicer pursuant to Section ___ of the Indenture, for the purpose of maintaining the HELOC Pool Specified Overcollateralization Requirement, which (i) satisfies all of the requirements set forth in the definition of "Qualified Replacement Mortgage" herein; (ii) complies with each of the representations and warranties set forth in Section 3.3(a) have been met (but only to the extent that such representations and warranties relate to the characteristics or attributes of each individual HELOC Loan as opposed to the HELOC Pool as a whole); (iii) has a FICO score of 640 or higher; (iv) has a Combined Loan-to-Value Ratio no higher than 90% based on a current appraisal of the related Mortgaged Property; (v) was underwritten in accordance with the related Originator's full documentation underwriting program; (vi) has a debt-to-income ratio of no higher than 45% and (vii) has a full and final maturity date of no later than October 19, 2021.

         "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 2.2(b), 3.3 or 3.4 hereof, which (i) is a HELOC Loan, if the replaced Mortgage Loan is HELOC Loan, or is an HLTV Loan, if the replaced Mortgage Loan is an HLTV Loan, (ii) bears a variable rate of interest if a HELOC Loan and bears a fixed rate of interest if an HLTV Loan, (iii) has a Loan Rate at least equal to the Loan Rate of the Mortgage Loan being replaced (which, in the case of a HELOC Loan, shall mean a Mortgage Loan having the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced), (iv) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (v) is of the same or better credit quality classification (determined in accordance with the relevant Originator's credit underwriting guidelines) as the Mortgage Loan being replaced, (vi) shall mature no later than the Payment Date occurring in October 2021 if a HELOC Loan or October 2023 if an HLTV Loan, (vii) has a Combined Loan-to-Value Ratio as of the Replacement Cut-Off Date no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (viii) has a Principal Balance as of the related Replacement Cut-Off Date equal to or less than the Principal Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date, (ix) is in the same lien position or better, (x) is not then Delinquent as of the Transfer Date, and (xi) complies with the representations and warranties set forth in
Section 3.3(a) in the case of the HELOC Loan or Section 3.3(b) in the case of an HLTV Loan (but only to the extent that such representations and warranties, as applicable, relate to the characteristics or attributes of individual HELOC or HLTV Loans as opposed to the HELOC or HLTV Pool as a whole). Except with respect to clause (vii) above, in the event that one or more mortgage loans are proposed to be substituted for one or more Mortgage Loans, the Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the

Insurer, as evidenced by a written approval delivered to the Indenture Trustee by the Insurer.

         "Realized Loss": As to any Liquidated Mortgage Loan, the amount, if any, by which the Principal Balance thereof as of the date of liquidation is in excess of Net Liquidation Proceeds realized thereon.

         "Record Date": With respect to each Payment Date, the last day of the calendar month immediately preceding the calendar month in which such Payment Date occurs.

         "Register": The register maintained by the Indenture Trustee in accordance with Section 2.3 of the Indenture, in which the names of the Class A Noteholders are set forth.

         "Registrar": The Indenture Trustee, acting in its capacity as Indenture Trustee appointed pursuant to Section 2.3 of the Indenture, or any duly appointed and eligible successor thereto.

         "Registration Statement": The Registration Statement filed by the Sponsor with the Securities and Exchange Commission, including all amendments thereto and including the Prospectus and the Prospectus Supplement relating to the Class A Notes constituting a part thereof.

         "Reimbursement Amount": As of any Payment Date and with respect to either Policy, the sum of (x)(i) all payments made pursuant to such Policy previously received by the Indenture Trustee and all Preference Amounts previously paid to the Indenture Trustee by the Insurer and in each case not previously repaid to the Insurer pursuant to Section 8.6(b)(vi) of the Indenture plus (ii) interest accrued on each such payment made pursuant to and with respect to such Policy not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related payment made pursuant to such Policy and (y)(i) any other amounts then due and owing to the Insurer under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate. The Insurer shall notify the Indenture Trustee and the Sponsor of the amount of any Reimbursement Amount.

         "REO Property": A Mortgaged Property acquired by the Master Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         "Remittance Date": Any date on which the Master Servicer is required to remit monies on deposit in the Principal and Interest Account to the Indenture Trustee for deposit in the Note Account, which shall be the 18th day or, if such day is not a Business Day, the next preceding Business Day, of each month, commencing in the month following the month in which the Closing Date occurs.

         "Remittance Period": As to any Payment Date, the calendar month preceding the month of such Payment Date.

         "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

         "Representation Letter" shall mean letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Notes registered in the Register under the nominee name of the Depository.

         "Schedule of Mortgage Loans": The Schedule of Mortgage Loans attached hereto as Schedule I, as the same may be revised or amended from time to time in connection with substitutions of Qualified Replacement Mortgages or additions of Qualified Overcollateralization Mortgages. In the Schedule of Mortgage Loans, the Mortgage Loans that relate to the HELOC Pool will be listed separately from the Mortgage Loans that relate to the HLTV Pool.

         "Second Mortgage Loan": A Mortgage Loan which constitutes a second priority mortgage lien with respect to the related Mortgaged Property.

         "Securities Act": The Securities Act of 1933, as amended.

         "Senior Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

         "Servicing Advance": As defined in Section 4.9 and Section 4.13 hereof.

         "Servicing Fee": With respect to any Payment Date and each Pool, the product of (i) one-twelfth of the related Servicing Fee Rate and (ii) the aggregate Principal Balance of the Mortgage Loans in such Pool as of the opening of business on the first day of the Remittance Period preceding such Payment Date (or as of the Cut-Off Date with respect to the first Payment Date).

         "Servicing Fee Rate": 0.50% per annum for the HELOC Loans and 0.75% per annum for the HLTV Loans.

         "Sponsor": Advanta Mortgage Conduit Services, Inc., a Delaware Corporation.

         "Standard & Poor's": Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

         "Substitution Amount": In connection with the delivery of any Qualified Replacement Mortgage, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Principal Balance of the Mortgage Loan being replaced as of such Replacement Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Loan Rate net of the Servicing Fee, if any, of the Mortgage Loan being replaced.

         "Sub-Servicer": Any Person with whom the Master Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in
Section 4.3 hereof in respect of the qualification of a Sub-Servicer.

         "Sub-Servicing Agreement": The written contract reasonably acceptable to the Insurer between the Master Servicer and any Sub-Servicer relating to the servicing and/or administration of certain Mortgage Loans as permitted by
Section 4.3.

         "Telerate Screen Page 3750": The display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

         "Termination Fees": With respect to HELOC Loans which prepay in full or in part and are secured by Mortgaged Properties in certain jurisdictions, an account termination fee generally not exceeding $500 may be charged by the Master Servicer and retained as additional servicing compensation pursuant to
Section 4.15. Such Termination Fees may not be applicable to accounts terminated subsequent to a date designated in the related Credit Line Agreement which depending on the jurisdiction may be during the Draw Period.

         "Transfer Date": With respect to a Qualified Replacement Mortgage or a Qualified Overcollateralization Mortgage, the date that such Mortgage Loan is delivered to the Indenture Trustee on behalf of the Trust, and with respect to a HELOC Loan that is reassigned to the Sponsor pursuant to Section 2.5, the date that is specified therein.

         "Transfer Notice Date": As defined in Section 2.5 herein.

         "Trust Agreement": The Trust Agreement dated as of September 1, 1998 among the Owner Trustee, the Sponsor and Holding relating to the formation of the Trust.

         "Trust Estate": Collectively, all money, instruments and other property, to the extent such money, instruments and other property are subject or intended to be held in trust, for the benefit of the Class A Noteholders and the Insurer (including all proceeds thereof), including the following: (i) the Mortgage Loans, including Qualified Replacement Mortgages and Qualified Overcollateralization Mortgages; (ii) such amounts, including Eligible Investments, as from time to time may be held in all Accounts (except any investment earnings on the amounts from time to time held in the Principal and Interest Account); (iii) any Mortgaged Property that has been acquired on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer or any Sub-Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust; (iv) any Insurance Policies relating to the Mortgage Loans and any rights of the Trust or the Sponsor under any Insurance Policies;
(v) Net Liquidation Proceeds with respect to any Liquidated Mortgage Loan; and
(vi) the Policies.

         "UCC": Unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         "Underlying Mortgage Note": The Mortgage Note evidencing an HLTV Loan or the Credit Line Agreement pursuant to which a HELOC Loan is issued.

         "Underwriter": Bear, Stearns & Co. Incorporated.

         Section 1.2. Use of Words and Phrases. "Herein," "hereby," "hereunder," "hereof," "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in
Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders. As used herein, any form of the word "include" shall be deemed to be followed by the words "without limitation.".

         Section 1.3. Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

         Section 1.4. Opinions. Each opinion with respect to the validity, binding nature and enforceability of documents or Notes may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS

         Section 2.1. Conveyance of the Mortgage Loans. (a) The Sponsor, concurrently with the execution and delivery hereof, hereby sells, assigns, transfers, sets over and otherwise conveys to Holding, and Holding hereby purchases and acquires, without recourse (subject to the Sponsor's obligations herein), all right, title and interest of the Sponsor in and to: (i) all Mortgage Loans listed on the Schedule of Mortgage Loans, including their respective Principal Balances (including, if such Mortgage Loans are HELOC Loans, all Additional Balances) and all collections in respect thereof received on or after the Cut-Off Date (excluding payments in respect of accrued interest due prior to the Cut-Off Date); (ii) all Mortgaged Properties that are acquired by foreclosure or deed in lieu of foreclosure; (iii) all of the Sponsor's rights under any Insurance Policies covering the Mortgaged Properties; (iv) all of the Sponsor's rights and benefits, but none of its obligations or burdens, under Sections 2.03, 2.05, 4.01, 4.02 and 4.04 (other than the fourth paragraph thereof) of the Purchase Agreement, including all of the Sponsor's rights and remedies in the event of certain breaches by the Originators of their respective representations and warranties under Sections
4.01 and 4.02 of the Purchase Agreement; (v) all Mortgage Files and other documents relating to the foregoing; (vi) all amounts held in the Principal and Interest Account, the Note Account and the Reserve Account; (vii) all proceeds with respect to the foregoing; and (viii) all other assets included or to be included in the Trust Estate created under the Indenture for the benefit of Class A Noteholders and the Insurer; provided, however, that neither Holding nor any of its Assignees (including the Trust and the Indenture Trustee) shall assume any obligation under any Underlying Mortgage Note that provides for the funding of future advances to the Mortgagor thereunder, it being understood that neither Holding nor any of its Assignees (including the Trust and the Indenture Trustee) shall be required or permitted to fund any such future advances. In addition, on or before the Closing Date, the Sponsor will cause the Insurer to deliver the Policies to the Indenture Trustee for the benefit of the related Class A Noteholders of the related Class A Notes. As full consideration for the Sponsor's sale, assignment, transfer, set-over and conveyance to Holding of all of its right, title and interest in and to the Mortgage Loans and the other rights and properties specified above, Holding shall (A) pay to or upon the order of the Sponsor that amount in immediately available funds equal to the proceeds of the sale of the Notes, net of any underwriting discounts and other transaction costs (including the cost of obtaining the Policies as described above and the expenses referred to in Section 9.01 of the Purchase Agreement), and (B) direct the issuance of the Certificates to or upon the order of the Sponsor or its designees, all in such amounts as the Sponsor shall determine on or before the Closing Date.

         (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1(a) above) by the Sponsor to Holding as contemplated by Section 2.1(a) be construed as a sale of the Mortgage Loans by the Sponsor to Holding. It is, further, not the intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Sponsor to Holding or any of Holding's Assignees (including the Indenture Trustee) to secure a debt or other obligation of the Sponsor or any Assignor of the Sponsor. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, any or all of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1(a) above) are held to be property of the Sponsor or any of its Assignors, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code; (ii) the conveyance provided for herein shall be deemed to be a grant by the Sponsor to Holding of a first priority security interest in all of the Sponsor' right, title and interest in and to the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1 hereof) and all amounts payable to the holder of the Mortgage Loans and/or such rights or properties in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including all amounts from time to time held or invested in the Note Account, the Reserve Account or the Principal and Interest Account, whether in the form of cash, instruments, securities or other property; (iii) the possession by Holding or any of its Assignees or their respective agents of items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Holding for the purpose of perfecting such security interest under applicable law; and (v) the obligations secured by the first priority security interest described in clause (iii) above shall be deemed to include any and all obligations of Holding or any of its Assignees (including the Issuer) to pay the principal of and interest on the Notes to the Noteholders and to pay the fees, expenses and other amounts required to be paid to the Master Servicer, the Indenture Trustee, the Owner Trustee, the Note Insurer and the Certificateholders, all in accordance with and otherwise subject to the Operative Documents (including the Indenture). Any assignment or other transfer of the interest of Holding under any provision hereof shall also be deemed to be an assignment of any security interest created hereby. Each of the Sponsor and Holding shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the terms of this Agreement and the Indenture. The Sponsor also covenants not to pledge, assign or grant any security interest to any third party in any Mortgage Loan conveyed to Holding hereunder.

         (c) Upon Holding's request, the Sponsor shall perform (or cause to be performed) such further acts and execute, acknowledge and deliver (or cause to be executed, acknowledged and delivered) to Holding such further documents as Holding shall deem necessary or advisable in order to evidence, establish, maintain, protect, enforce or defend its rights in and to the Mortgage Loans and other rights and properties transferred hereunder or otherwise to carry out the intent and accomplish the purposes of this Agreement (including UCC-1 financing statements naming the Sponsor as debtor and Holding as secured party and any continuation statements relating thereto).

         (d) Holding, immediately after the purchase and sale described in
Section 2.1(a) above but otherwise concurrently with the execution and delivery hereof, hereby sells, assigns, transfers, sets over and otherwise conveys, to the Trust, and the Trust hereby purchases and acquires, without recourse (subject to Holding's obligations herein), all right, title and interest of Holding in and to: (i) all Mortgage Loans listed on the Schedule of Mortgage Loans, including their respective Principal Balances (including, if such Mortgage Loans are HELOC Loans, all Additional Balances) and all collections in respect thereof received on or after the Cut-Off Date (excluding payments in respect of accrued interest due prior to the Cut-Off Date); (ii) all Mortgaged Properties that are acquired by foreclosure or deed in lieu of foreclosure;
(iii) all of Holding's rights under any Insurance Policies covering the Mortgaged Properties; (iv) all of the Sponsor's rights and benefits, but none of its obligations or burdens, under Sections 2.03, 2.05, 4.01, 4.02 and 4.04 (other that the fourth paragraph thereof) of the Purchase Agreement, including all of the Sponsor's rights and remedies in the event of certain breaches by the Originators of their respective representations and warranties under Sections
4.01 and 4.02 of the

Purchase Agreement (all of which rights and benefits were assigned to Holding pursuant to Section 2.1(a) above); (v) all Mortgage Files and other documents relating to the foregoing; (vi) all amounts held in the Principal and Interest Account, the Note Account and the Reserve Account; (vii) all proceeds with respect to the foregoing; and (viii) all other assets included or to be included in the Trust Estate created under the Indenture for the benefit of Class A Noteholders and the Insurer; provided, however, that neither the Trust nor any of its Assignees (including the Indenture Trustee) shall assume any obligation under any Underlying Mortgage Note that provides for the funding of future advances to the Mortgagor thereunder, it being understood that neither the Trust nor any of its Assignees (including the Indenture Trustee) shall be required or permitted to fund any such future advances. In addition, on or before the Closing Date, Holding will cause the Policies to be delivered to the Indenture Trustee for the benefit of the related Class A Noteholders of the related Class A Notes. As full consideration for Holding's sale, assignment, transfer, set-over and conveyance to the Trust of all of its right, title and interest in and to the Mortgage Loans and the other rights and properties specified above, the Trust shall (x) pay to or upon the order of Holding that amount in immediately available funds equal to the proceeds of the sale of the Notes, net of any underwriting discounts and other transaction costs (including the cost of obtaining the Policies as described above and the expenses referred to in
Section 9.01 of the Purchase Agreement), and (y) issue to Holding one or more Certificates evidencing in the aggregate 100% of the beneficial ownership interest in the Trust.

         (e) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1(d) above) by Holding to the Trust as contemplated by Section 2.1(d) be construed as a sale of the Mortgage Loans by Holding to the Trust. It is, further, not the intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Holding to the Trust or any of the Trust's Assignees (including the Indenture Trustee) to secure a debt or other obligation of Holding or any Assignor of Holding. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, any or all of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1(d) hereof) are held to be property of Holding or any of its Assignors, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code; (ii) the conveyance provided for herein shall be deemed to be a grant by Holding to the Trust of a first priority security interest in all of Holding' right, title and interest in and to the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1 hereof) and all amounts payable to the holder of the Mortgage Loans and/or such rights or properties in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including all amounts from time to time held or invested in the Note Account, the Reserve Account or the Principal and Interest Account, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Trust or any of its Assignees or their respective agents of items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform

Commercial Code; (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trust for the purpose of perfecting such security interest under applicable law; and
(v) the obligations secured by the first priority security interest described in clause (iii) above shall be deemed to include any and all obligations of the Trust or any of its Assignees to pay the principal of and interest on the Notes to the Noteholders and to pay the fees, expenses and other amounts required to be paid to the Master Servicer, the Indenture Trustee, the Owner Trustee, the
Note Insurer and the Certificateholders, all in accordance with and otherwise subject to the Operative Documents (including the Indenture). Any assignment or other transfer of the interest of the Trust under any provision hereof shall also be deemed to be an assignment of any security interest created hereby. Each of Holding and the Trust shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the terms of this Agreement and the Indenture. Holding also covenants not to pledge, assign or grant any security interest to any third party in any Mortgage Loan conveyed to the Trust hereunder.

         (f) Upon the Trust's request, Holding shall perform (or cause to be performed), such further acts and execute, acknowledge and deliver (or cause to be executed, acknowledged and delivered) to the Trust such further documents as the Trust shall deem necessary or advisable in order to evidence, establish, maintain, protect, enforce or defend its rights in and to the Mortgage Loans and other rights and properties transferred hereunder or otherwise to carry out the intent and accomplish the purposes of this Agreement (including UCC-1 financing statements naming Holding as debtor and the Trust as secured party and any continuation statements relating thereto).

         (g) In connection with the transfer and assignment of the Mortgage Loans, the Sponsor agrees to:

                           (i) cause to be delivered without recourse to the Indenture Trustee, on the Closing Date with respect to the Initial Mortgage Loans or on the Transfer Date with respect to any Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage, the items listed as items (a) through (f) in Exhibit A hereto;

                           (ii) cause, within 75 Business Days following the Closing Date or Transfer Date (as applicable), Assignments of Mortgage to be submitted for recording in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the Sponsor to the Indenture Trustee; provided, however, that Assignments of Mortgage shall not be required to be submitted for recording with respect to any Mortgage Loan as to which the recordholder is an Originator (under, with respect to Advanta National Bank, either its current name, "Advanta National Bank" or its prior name, "Advanta National Bank USA"), unless (A) the related Mortgaged

         Property is not located in a jurisdiction in which, as evidenced by an Opinion of Counsel acceptable to the Rating Agencies and the Insurer and delivered to the Indenture Trustee and the Insurer within 30 Business Days following the Closing Date, recordation of such Assignment of Mortgage is not necessary to perfect the lien of the Indenture Trustee in the related Mortgage Loan or (B) provided that an Event of Servicing Termination or a Rapid Amortization Event shall have occurred or the long-term unsecured debt of the related Originator shall have been assigned a rating of less than BBB by Standard & Poor's or less than Baa2 by Moody's, the Insurer otherwise directs the Sponsor in writing; and

                           (iii) cause, within one year after the Closing Date or the Transfer Date (as applicable), to be delivered to the Indenture Trustee and the Insurer evidence of the recording of such Assignments of Mortgage.

         All recording, if required pursuant to this Section 2.1, shall be accomplished at the expense of the Sponsor. Notwithstanding anything to the contrary contained in this Section 2.1, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Sponsor shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         Copies of all Mortgage assignments and any Assignment of Mortgage in recordable form received by the Indenture Trustee shall be kept in the related Mortgage File.

         (h) In the case of Mortgage Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Closing Date, the Sponsor, in lieu of the foregoing, will deliver within 15 Business Days after the Closing Date, to the Indenture Trustee a certification of an Authorized Officer in the form set forth in Exhibit C hereto.

         (i) The Sponsor shall sell, assign, transfer, set over and otherwise convey without recourse to the Indenture Trustee all right, title and interest of the Sponsor in and to any Qualified Replacement Mortgage delivered to the Indenture Trustee on behalf of the Trust by the Sponsor pursuant to Section 2.2,
Section 3.3 or Section 3.4 hereof and all its right, title and interest to principal collected and interest accruing on such Qualified Replacement Mortgage on and after the applicable Replacement Cut-Off Date; provided, however, that the Sponsor shall reserve and retain all right, title and interest in and to payments of interest due on such Qualified Replacement Mortgage prior to the applicable Replacement Cut-Off Date, provided further, however, that the Indenture Trustee shall not be obligated to fund any future advances to the related Mortgagor under such Qualified Replacement Mortgage.

         (j) The Sponsor shall sell, assign, transfer, set over and otherwise convey, without recourse, to the Indenture Trustee all right, title and interest of the Sponsor in and to any Qualified Overcollateralization Mortgage delivered to the Indenture Trustee on behalf of the Trust by the Sponsor pursuant to Section ___ of the Indenture and all its right, title and interest to principal collected and interest accruing on such Qualified Overcollateralization Mortgage on and after the opening of business on the first day of the calendar month in which such Qualified Overcollateralization Mortgage is delivered to the Indenture Trustee (the "Overcollateralization Cut-Off Date"); provided, however, that the Sponsor shall reserve and retain all right, title and interest in and to payments of interest due on such Qualified Overcollateralization Mortgage prior to the applicable Overcollateralization Cut-Off Date; provided further, however, that the Indenture Trustee shall not be obligated to fund any future advances to the related Mortgagor under such Qualified Overcollateralization Mortgage.

         (k) In connection with any transfer and assignment of a Qualified Replacement Mortgage or a Qualified Overcollaterization Mortgage to the Indenture Trustee on behalf of the Trust, the Sponsor agrees to cause to be delivered to the Indenture Trustee the items described in Section 2.1(g) on the date of such transfer and assignment or, if a later delivery time is permitted by Section 2.1(g), then no later than such later delivery time.

         (l) Each Defective Mortgage Loan that is required to be repurchased or substituted pursuant to the provisions this Agreement or the Purchase Agreement shall, upon such repurchase or substitution, be released from the Trust and from the lien created by the Indenture. As to each Mortgage Loan released from the Trust in connection with the repurchase thereof or the conveyance of a Qualified Replacement Mortgage therefor, the Indenture Trustee will transfer, assign, set over and otherwise convey without recourse, to or upon the order of the Sponsor, all of its right, title and interest in and to such released Mortgage Loan and all the Trust's right, title and interest to principal collected and interest accruing on such released Mortgage Loan on and after the first day of the calendar month in which such Mortgage Loan is released; the applicable; provided, however, that the Trust shall reserve and retain all right, title and interest in and to payments of principal interest collected on such released Mortgage Loan prior to such date.

         (m) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage the Indenture Trustee shall deliver on the date of conveyance of such Qualified Replacement Mortgage and on the order of the Sponsor (i) the original Underlying Mortgage Note, or the certified copy, relating thereto, endorsed without recourse, to the Sponsor and
(ii) such other documents as constituted the Mortgage File with respect thereto.

         (n) If an Assignment of Mortgage is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Sponsor shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

         (o) The Sponsor shall reflect on its records that the Mortgage Loans have been sold to Holding.

         (p) If the Master Servicer's shareholders' equity (on a consolidated basis with AMHC) calculated pursuant to generally accepted accounting principles, as evidenced by the Financial Statements (as defined in the Insurance Agreement, and which the Master Servicer hereby agrees to provide to the Insurer on a quarterly basis promptly after the same are available), falls below $5,000,000, then the Sponsor shall promptly prepare and deliver to the Indenture Trustee Assignments of Mortgage. Upon the direction of the Insurer, the Indenture Trustee shall submit such Assignments for recording in the appropriate jurisdictions. The Master Servicer shall pay the anticipated recording costs to the Indenture Trustee on the date of delivery of such Assignments to the Indenture Trustee, and if the Master Servicer fails to do so or the actual recording costs exceed the anticipated recording costs then the Indenture Trustee shall pay such costs and shall be entitled to reimbursement therefor from amounts otherwise distributable to the Certificateholders.

         (q) To the extent that the ratings, if any, then assigned to the unsecured debt of the Advanta National Bank or of its ultimate corporate parent are satisfactory to the Insurer, Moody's and Standard & Poor's, then any of the Document Delivery Requirements described above may be waived by an instrument signed by the Insurer, Standard & Poor's and Moody's (or any documents theretofore delivered to the Indenture Trustee returned to Advanta National
Bank) on such terms and subject to such conditions as the Insurer, Moody's and Standard & Poor's may permit.

         Section 2.2. Acceptance by Indenture Trustee; Certain Substitutions of Mortgage Loans; Certification by Indenture Trustee. (a) The Indenture Trustee hereby acknowledges its receipt of the Policies and agrees to execute and deliver on the Closing Date and each Transfer Date an acknowledgment of receipt of the Underlying Mortgage Notes delivered by the Sponsor in the form attached as Exhibit D hereto, and declares that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Indenture Trustee, as Indenture Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Class A Noteholders and the Insurer. The Indenture Trustee further agrees to review any other documents delivered by the Sponsor within 90 days after the Closing Date (or within 90 days with respect to any Qualified Replacement Mortgage after the assignment thereof) and to deliver to the Sponsor, the Master Servicer and the Insurer a Pool Certification in the form attached hereto as Exhibit E to the effect that, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents required to be delivered to it pursuant to this Agreement are in its possession and (ii) such documents have been reviewed by it and have not been damaged, torn or physically altered and on their face appear to relate to such Mortgage Loan; provided, however, that such Pool Certification shall not be required to be delivered prior to 90 days after the Closing Date. The Indenture Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to verify the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of same or to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Indenture Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan.

         (b) If the Indenture Trustee during such 90-day period finds any document constituting a part of a Mortgage File which is not properly executed, has not been received within the specified period, or is unrelated to the Mortgage Loans identified in the Schedule of Mortgage Loans, or that any Mortgage Loan does not conform in a material respect to the description thereof as set forth in the Schedule of Mortgage Loans, the Indenture Trustee shall promptly so notify the Sponsor and the Insurer. In performing any such review, the Indenture Trustee may conclusively rely on the Sponsor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the items delivered by the Sponsor pursuant to Section 2.1(g)(i) is limited solely to confirming that the documents listed in Section 2.1(g)(i) have been executed and received, on their face, appear to relate to the Mortgage Files identified in the Schedule of Mortgage Loans and conform materially to the description thereof in the Schedule of Mortgage Loans. The Sponsor agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is so notified by the Indenture Trustee. If, however, within 60 days after the Indenture Trustee's notice to it respecting such defect the Sponsor has not remedied or caused to be remedied the defect and the defect materially and adversely affects the interest in the related Mortgage Loan of the Class A Noteholders or of the Insurer, the Sponsor will then on the next succeeding Business Day (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and, deliver the Substitution Amount applicable thereto to the Master Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Master Servicer for deposit in the Principal and Interest Account. Upon receipt of any Qualified Replacement Mortgage or of written notification signed by a Servicing Officer to the effect that the Loan Purchase Price in respect of a Defective Mortgage Loan has been deposited into the Principal and Interest Account, then as promptly as practicable, the Indenture Trustee shall execute such documents and instruments of transfer presented by the Sponsor, in each case without recourse, representation or warranty, and take such other actions as shall reasonably be requested by the Sponsor to effect such transfer by the Trust of such Defective Mortgage Loan pursuant to this Section. It is understood and agreed that the obligation of the Sponsor to accept a transfer of a Defective Mortgage Loan and to either convey a Qualified Replacement Mortgage or to make a deposit of any related Loan Purchase Price into the Principal and Interest Account shall constitute the sole remedy respecting such defect available to Class A Noteholders, the Indenture Trustee against the Sponsor.

         The Sponsor, promptly following the transfer of a Defective Mortgage Loan from the Trust pursuant to this Section, shall deliver an amended Schedule of Mortgage Loans to the Indenture Trustee and the Insurer and shall make appropriate entries in its general account records to reflect such transfer. The Master Servicer shall, following such retransfer, appropriately mark its records to indicate that it is no longer servicing such Mortgage Loan on behalf of the Trust. The Sponsor, promptly following such transfer, shall appropriately mark its electronic ledger and make appropriate entries in its general account records to reflect such transfer.

         (c) As to any Qualified Replacement Mortgage, the Sponsor shall, if required to deliver any such Qualified Replacement Mortgage, deliver to the Indenture Trustee with respect to such Qualified Replacement Mortgage such documents and agreements as are required to be held by the Indenture Trustee in accordance with Section 2.2. For any Remittance Period during which the Sponsor substitutes one or more Qualified Replacement Mortgages, the Master Servicer shall determine the Substitution Amount which amount shall be deposited by the Sponsor in the Principal and Interest Account at the time of substitution. All amounts received in respect of the Qualified Replacement Mortgage during the Remittance Period in which the circumstances giving rise to such substitution occur shall not be a part of the Trust Estate and shall not be deposited by the Master Servicer in the Principal and Interest Account. All amounts received by the Master Servicer during the Remittance Period in which the circumstances giving rise to such substitution occur in respect of any Defective Mortgage Loan so removed by the Trust Estate shall be deposited by the Master Servicer in the Principal and Interest Account. Upon such substitution, the Qualified Replacement Mortgage shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed (i) to have made with respect to such Qualified Replacement Mortgage or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 3.3 and (ii) to have certified that such Mortgage Loan(s) is/are Qualified Replacement Loan(s). The procedures applied by the Sponsor in selecting each Qualified Replacement Mortgage shall not be materially adverse to the interests of the Indenture Trustee, the Class A Noteholders or the Insurer.

         (d) The Master Servicer may consent to the placing of a lien senior to that of any Mortgage on the related Mortgaged Property, provided that

         (i) such Mortgage succeeded to a first lien position after the related Mortgage Loan was conveyed to the Trust and, immediately following the placement of such senior lien, such Mortgage is in a second lien position and the outstanding principal amount of the mortgage loan secured by such subsequent senior lien is no greater than the outstanding principal amount of the senior mortgage loan secured by the Mortgaged Property as of the date the related Mortgage Loan was originated; or

         (ii) the Mortgage relating to such Mortgage Loan was in a second lien position as of the related Cut-Off Date and the new senior lien secures a mortgage loan that refinances an existing first mortgage loan and the outstanding principal amount and interest rate of the replacement first mortgage loan immediately following such refinancing is not greater than the outstanding principal amount and interest rate of such existing first mortgage loan at the date of origination of such Mortgage Loan;

provided, further, that such senior lien does not secure a note that provides for negative amortization. Notwithstanding the foregoing, the Master Servicer may consent to the placing of liens senior to that of a Mortgage on the related Mortgaged Property only if the Combined Loan-to-Value Ratio is less than or equal to the original Combined Loan-to-Value Ratio; provided, however, the Master Servicer may consent to the placing of a senior lien (subject to the 5% and 3% limitations described below with respect to the HELOC Pool and the HLTV Pool, respectively) if the Combined Loan-to-Value Ratios of any such Mortgage Loan will not increase to greater than 100%; provided, further, that the Master Servicer may only approve modifications if the related Mortgagor is not then delinquent, the current characteristics of the related Mortgagor meet the applicable Originator's underwriting guidelines used at the time of origination and the Master Servicer receive verbal verification of employment of the related Mortgagor.

         The Master Servicer or the relevant Originator may also, without prior approval from the Rating Agencies or the Insurer (but subject to the 5% limitation described below), increase the Credit Limits on HELOC Loans provided that (i) new appraisals are obtained and the Combined Loan-to-Value Ratios of the Mortgage Loans after giving effect to such increase are less than or equal to the Combined Loan-to-Value Ratios of the HELOC Loans as of the Cut-Off Date,
(ii) such increases are consistent with the applicable Originator's underwriting policies, (iii) the related Mortgagor has used the Credit Line Agreement in the past twelve months and has made timely payments and (iv) the Master Servicer receives verbal verification of employment of the related Mortgagor. In addition, the Master Servicer may increase the Credit Limits on HELOC Loans without obtaining new appraisals provided that (i) the increase in the Credit Limit does not cause the Combined Loan-to-Value Ratios of the HELOC Loans to exceed 80%, (ii) the increase is consistent with the applicable Originator's underwriting policies, (iii) the related Mortgagor has used the Credit Line Agreement in the past twelve months and has made timely payments, (iv) the Master Servicer receives verbal verification of employment of the related Mortgagor and (v) the 5% limitation described below is satisfied.

         Furthermore, the Master Servicer may not, without prior approval from the Insurer, solicit Mortgagors for a reduction in Loan Rates, forgive any Mortgage Loan payments, impair any lien position on the Mortgage Loans or extend the maturity of any Mortgage Loan.

         Subject to the above limitations, the Master Servicer, may agree to changes in the terms of a Mortgage Loan at the request of the Mortgagor; provided that such changes (i) unless otherwise waived by the Insurer in its sole discretion, do not, in the aggregate, with respect to the HELOC Pool, exceed 5% of the related Cut-Off Date Pool Balance, and do not, in the aggregate, with respect to the HLTV Pool, exceed 3% of the related Cut-Off Date Pool Balance, (ii) do not materially and adversely affect the interests of Holders or the Insurer (unless the Insurer otherwise consents in writing), and
(iii) are consistent with Accepted Servicing Practices.

         Section 2.3. Cooperation Procedures. (a) The Sponsor shall, in connection with the delivery of each Qualified Replacement Mortgage to the Indenture Trustee, provide the Indenture Trustee with the information set forth in the Schedule of Mortgage Loans with respect to such Qualified Replacement Mortgage.

         (b) The Sponsor, the Master Servicer and the Indenture Trustee covenant to provide each other with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required by any of them in connection with their respective duties hereunder.

         Section 2.4. [Reserved]

         Section 2.5. Retransfers of HELOC Loans at Election of Sponsor. Subject to the conditions set forth below, the Sponsor may, but shall not be obligated to (except the Sponsor shall be obligated upon a breach of a representation or warranty), accept the reassignment of HELOC Loans from the HELOC Pool held by the Trust as of the close of business on a Payment Date (the "Transfer Date"). On the fifth Business Day (the "Transfer Notice Date") prior to the Transfer Date designated in such notice, the Sponsor shall give the Indenture Trustee, the Insurer and the Master Servicer a notice of the proposed reassignment that contains a list of the HELOC Loans to be reassigned. Such reassignment of HELOC Loans shall be permitted upon satisfaction of the following conditions:

                  (i) No Rapid Amortization Event has occurred or will occur as a result of such removal;

                  (ii) On the Transfer Notice Date the HELOC Pool
         Overcollateralization Amount (after giving effect to the removal from the Trust of the HELOC Loans proposed to be retransferred) is at least equal to the HELOC Pool Specified Overcollateralization Amount;

                  (iii) The HELOC Pool Overcollateralization Amount as of such Payment Date (after giving effect to the removal as described in Section 2.5(ii) above) equals or exceeds the then HELOC Pool Specified Overcollateralization Amount;

                  (iv) The transfer of any HELOC Loans on any Transfer Date during the Managed Amortization Period shall not, in the reasonable belief of the Sponsor, cause a Rapid Amortization Event to occur or an event which with notice or lapse of time or both would constitute a Rapid Amortization Event;

                  (v) On or before the Transfer Date, the Sponsor shall have delivered to the Indenture Trustee, the Insurer and the Rating Agencies a revised Schedule of Mortgage Loans, reflecting the proposed transfer (including any Qualified Replacement Mortgages proposed to be transferred) and the Transfer Date, and the Master Servicer shall have marked its servicing records to show that the HELOC Loans reassigned to the Sponsor are no longer owned by the Trust;

                  (vi) The Sponsor shall represent and warrant that random selection procedures were used in selecting the HELOC Loans and no other selection procedures were used which are adverse to the interests of the Sponsor of the Class A Noteholders or the Insurer were utilized in selecting the HELOC Loans to be removed from the Trust; and

                  (vii) The Sponsor shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate certifying that the items set forth in subparagraphs (i) through (vi), inclusive, have been performed or are true and correct, as the case may be. The Indenture Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

Upon receiving the requisite information from the Sponsor, the Master Servicer shall perform in a timely manner those acts required of it, as specified above. Upon satisfaction of the above conditions, on the Transfer Date the Indenture Trustee shall deliver, or cause to be delivered, to the Sponsor the Mortgage File for each HELOC Loan being so reassigned, and the Indenture Trustee shall execute and deliver to the Sponsor such other documents prepared by the Sponsor as shall be reasonably necessary to reassign such HELOC Loans to the Sponsor. Any such transfer of the Trust's right, title and interest in and to HELOC Loans shall be without recourse, representation or warranty by or of the Indenture Trustee or the Trust to the Sponsor.

                                  ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                     OF THE SPONSOR AND THE MASTER SERVICER

         Section 3.1. Representations and Warranties of the Sponsor. The Sponsor hereby represents, warrants and covenants to the Indenture Trustee, the Master Servicer, the Insurer and to the Class A Noteholders as of the Closing Date that:

                  (a) The Sponsor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its respective business, or the properties owned or leased by it make such qualification necessary. The Sponsor has all requisite corporate power and authority to own and operate its respective properties, to carry out its respective business as presently conducted and as proposed to be conducted and to enter into and discharge its respective obligations under this Agreement and the other Operative Documents to which it is a party.

                  (b) The execution and delivery of this Agreement and the other Operative Documents to which the Sponsor is a party by the Sponsor and its respective performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Sponsor and will not violate the Sponsor's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Sponsor is a party or by which the Sponsor is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Sponsor or any of its properties.

                  (c) This Agreement and the other Operative Documents to which the Sponsor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Sponsor enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                  (d) The Sponsor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Sponsor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

                  (e) No litigation is pending or, to the best of the Sponsor's knowledge, threatened against the Sponsor which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Sponsor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

                  (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Sponsor contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                  (g) The statements contained in the Registration Statement which describe the Sponsor, or matters or activities for which the Sponsor is responsible in accordance with the Operative Documents or which are attributed to the Sponsor therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Sponsor or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Sponsor not misleading. To the best of the Sponsor's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                  (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Sponsor make no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Sponsor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Sponsor and the performance by the Sponsor of its respective obligations under this Agreement and such of the other Operative Documents to which it is a party.

         It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the Mortgage Loans to the Indenture Trustee.

         Section 3.2. Representations and Warranties of the Master Servicer. The Master Servicer hereby represents, warrants and covenants to the Indenture Trustee, the Sponsor, the Insurer and to the Class A Noteholders as of the Closing Date that:

                  (a) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Master Servicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party. The Master Servicer has, on a consolidated basis with its parent, AMHC, equity of at least $5,000,000, as determined in accordance with generally accepted accounting principles.

                  (b) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Master Servicer and will not violate the Master Servicer's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which the Master Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Master Servicer or any of its properties.

                  (c) This Agreement and the other Operative Documents to which the Master Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                  (d) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Master Servicer is a party.

                  (e) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Master Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Master Servicer is a party.

                  (f) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Master Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Master Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Master Servicer and the performance by the Master Servicer of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

                  (g) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Master Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                  (h) The statements contained in the Registration Statement which describe the Master Servicer or matters or activities for which the Master Servicer is responsible in accordance with the Operative Documents or which are attributed to the Master Servicer therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Master Servicer or omit to state a material fact required to be stated therein or necessary to make the statement contained therein with respect to the Master Servicer not misleading. To the best of the Master Servicer's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                  (i) The Servicing Fee is a "current (normal) servicing fee rate" as that term is used in Statement of Financial Accounting Standards No. 65 issued by the Financial Accounting Standards Board. Neither the Master Servicer nor any affiliate thereof will report on any financial statements any part of the Servicing Fee as an adjustment to the sales price of the Mortgage Loans.

                  (j) The collection practices used by the Master Servicer with respect to the Mortgage Loans directly serviced by it have been, in all material respects, legal, proper, prudent and customary in the mortgage loan servicing business.

                  (k) The transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

                  (l) The terms of each existing Sub-Servicing Agreement and each designated Sub-Servicer are acceptable to the Master Servicer and any new Sub-Servicing Agreements or Sub-Servicers will comply with the provisions of Section 4.1.

         It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the Mortgage Loans to the Indenture Trustee.

         Upon discovery by the Master Servicer, the Sponsor, the Insurer or the Indenture Trustee of a breach of any of the representations and warranties set forth in this Section 3.2 which materially and adversely affects the interests of the Class A Noteholders or of the Insurer, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, the Master Servicer shall cure such breach in all material respects; provided, however, that if the Master Servicer can demonstrate to the reasonable satisfaction of the Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Insurer.

         Section 3.3. Representations and Warranties of the Sponsor with Respect to the Mortgage Loans; Retransfer of Certain Mortgage Loans.

         (a) The Sponsor makes the following representations and warranties as to the Mortgage Loans on which the Issuer relies in accepting the Mortgage Loans and on which the Insurer relies in issuing the Policies. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer, and assignment of the Mortgage Loans to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

                  (i) All of the original or certified documentation set forth in Section 2.1 (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Indenture Trustee on the Closing Date. All such documentation is true and accurate in all material respects. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans.

                  (ii) Each Mortgage Loan is being serviced by the Master Servicer or a Person controlling, controlled by or under common control with the Master Servicer and qualified to service mortgage loans.

                  (iii) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage, this Agreement constitutes a valid transfer and assignment to the Trust of all right, title and interest of the Sponsor in and to the related Cut-Off Date Principal Balances with respect to the applicable Mortgage Loans, all monies due or to become due with respect thereto (excluding payments in respect of accrued interest due prior to the related Cut-Off Date), and all proceeds of such related Cut-Off Date Principal Balances with respect to the Mortgage Loans and such funds as are from time to time deposited in the Principal and Interest Account (excluding any investment earnings thereon) and all other property specified in the definition of "Mortgage Loan" as being part of the corpus of the Trust directly or indirectly conveyed to the Trust by the Sponsor, and, with respect to HELOC Loans upon payment for the Additional Balances, will constitute a valid transfer and assignment to the Indenture Trustee of all right, title and interest of the Sponsor in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the definition of "Mortgage Loan" relating to the Additional Balances. However, if this Agreement is not deemed to be a valid transfer and assignment to the Indenture Trustee of such right, title and interest, this Agreement shall in any event constitute a grant of a security interest (as defined in the UCC as in effect in New York) in such property to the Indenture Trustee on behalf of the Trust. If this Agreement constitutes the grant of a security interest to the Trust in such property, and if the Indenture Trustee maintains possession of the Mortgage File for each Mortgage Loan, the Trust shall have a first priority perfected security interest in such property, subject to the effect of Section 9-306 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Principal and Interest Account.

                  (iv) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage and as of the date any Additional Balance is created, the information set forth in the Schedule of Mortgage Loans for such Mortgage Loans is true and correct in all material respects.

                  (v) As of the Closing Date, no more than 1.00% of the related Cut-Off Date Pool Balance of the Mortgage Loans is secured by Mortgaged Properties located within any single zip code area, and none of the Mortgage Loans consist of Date-of- Payment Loans.

                  (vi) The Mortgages and the Underlying Mortgage Notes have not been assigned or pledged, and the Sponsor is the sole owner and holder of the Mortgages and the Underlying Mortgage Notes free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the Class A Noteholder of the applicable Mortgage Loan, to sell, assign or transfer the same.

                  (vii) As of the Closing Date with respect to the Initial Mortgage Loans, and the applicable Transfer Date with respect to any Qualified Replacement Mortgage, there is no valid offset, defense or counterclaim of any obligor under any Underlying Mortgage Note or Mortgage. Neither the operation of any of the terms of any Underlying Mortgage Note or any Mortgage nor the exercise of any right thereunder will render either the Underlying Mortgage Note or the Mortgage unenforceable, in whole or in part, nor subject to any right of rescission, set-off, claim, counterclaim or defense, including, without limitation, the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (viii) No Minimum Monthly Payment is more than 59 days Delinquent (measured on a contractual basis); and with respect to the Initial

         Mortgage Loans, no more than 0.10% (by Cut-Off Date Pool Balance) were 30-59 days Delinquent (measured on a contractual basis).

                  (ix) As of the related Cut-Off Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Qualified Replacement Mortgage, each Underlying Mortgage Note and each Mortgage Loan is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by the bankruptcy, insolvency or similar laws affecting creditors' rights generally.

                  (x) The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis as of the Cut-Off Date for the HELOC Loans is approximately 264 months, and for the HLTV Loans is approximately 235 months. With respect to each HELOC Loan, on each date that the Loan Rates have been adjusted, interest rate adjustments on the Mortgage Loans were made in compliance with the related Mortgage and Underlying Mortgage Note and applicable law. With respect to each HELOC Loan, over the term of each Initial Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap, if any. With respect to each HELOC Loan, the Loan Rate Caps for the Initial Mortgage Loans range between 16.00% and 24.00%. With respect to each HELOC Loan, the Initial Mortgage Loans' margins range between 0.0% and 7.50% and the weighted average margin is approximately 16.00% as of the Cut-Off Date for the Initial Mortgage Loans. The Loan Rates on the HELOC Loans as of the Cut-Off Date range between 8.50% and 16.00% and the weighted average Loan Rate is approximately 8.50%; and the Loan Rates on the HLTV Loans as of the Cut-Off Date range between 10.73% and 19.25% and the weighted average Loan Rate is approximately 14.15%.

                  (xi) The Credit Limits on the HELOC Loans range between $7,741 and $285,000 with an average approximate of $31,172. The Principal Balances on the HLTV Loans range between $9,936.76 and $99,916.38 with an average of $36,621. As of the Cut-Off Date for the Initial Mortgage Loans, no Initial Mortgage Loan had a Principal Balance in excess of approximately $285,000 and the average Principal Balance of the Initial Mortgage Loans is equal to approximately $32,080.

                  (xii) Except with respect to one loan, as of the Closing Date, each Mortgage Loan being transferred to the Trust is a Mortgage.

                  (xiii) Each Mortgage Note evidencing an HLTV Mortgage is comprised of one original promissory note and each such promissory note constitutes an "instrument" for purposes of Section 9-105(1)(i) of the UCC.

                  (xiv) Except with respect to one loan, as of the Closing Date, each Mortgaged Property is improved by a single (one-to-four) family residential dwelling, which may include manufactured homes, condominiums and townhouses but shall not include cooperatives or mobile home attached to a foundation or property which constitutes other than real property under applicable state law.

                  (xv) No HELOC Loan had a Combined Loan-to-Value Ratio in excess of 125.00%, and no HLTV Loan had a combined Loan-to-Value Ratio in excess of 125.00%.

                  (xvi) As of the Closing Date with respect to the Mortgage Loans (except for one such Loan) and the applicable Transfer Date with respect to any Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage, each Mortgage is either a valid and subsisting first or second lien of record on the Mortgaged Property (subject in the case of any Second Mortgage Loan only to a Senior Lien on such Mortgaged Property) and subject in all cases to the exceptions to title set forth in the title insurance policy or title search, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and except for liens for (i) real estate taxes and special assessments not yet delinquent, (ii) income taxes,
         (iii) any covenants, conditions and restrictions, rights of way, easements, and other matters of public record and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage.

                  (xvii) Immediately prior to the transfer and assignment herein contemplated, the Sponsor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by the Sponsor (including its Cut-Off Date Pool Balance), all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Pool Balances with respect to the Mortgage Loans is subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Indenture Trustee will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment.

                  (xviii) There is no delinquent tax or assessment lien or mechanic's lien on any Mortgaged Property, and each Mortgaged Property is free of substantial damage and is in good repair.

                  (xix) Each Mortgage Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act and other consumer protection laws, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws.

                  (xx) With respect to each First Mortgage Loan, and, to the best of the Sponsor's knowledge, with respect to each Second Mortgage Loan, a lender's title insurance policy, issued in standard California Land Title Association form or American Land Title Association form, or other form acceptable in a particular jurisdiction by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, was issued on the date of origination of the Mortgage Loan and as of the Cut-Off Date and each applicable Transfer Date with respect to the Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage, each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a Mortgage Loan as to which no title insurance policy or binder was issued.

                  (xxi) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage, each Underlying Mortgage Note is the legal, valid, binding and enforceable obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and convey the estate therein purported to be conveyed.

                  (xxii) The terms of each Underlying Mortgage Note and each Mortgage have not been impaired, cancelled, subordinated, rescinded, altered or modified in any respect, and the related Mortgaged Property has not been released from the lien of the related Mortgage, in whole or in part and no instrument has been executed that would effect such release, cancellation, subordination or rescission, except by a written instrument which (if such instrument is secured by real property) has been recorded, if necessary, to protect the interest of the Class A Noteholders and which has been delivered to the Indenture Trustee. The substance of any such alteration or modification is reflected on the related Schedule of Mortgage Loans and has been approved by the primary mortgage guaranty insurer, if any.

                  (xxiii) Except as otherwise required by law or the terms of the Underlying Mortgage Note, pursuant to the statute under which the related Mortgage Loan was made, the related Underlying Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

                  (xxiv) Each Mortgaged Property is located in the state identified in the applicable Schedule of Mortgage Loans and consists of one or more parcels of real property with a residential dwelling erected thereon.

                  (xxv) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                  (xxvi) With respect to each Second Mortgage Loan, either (A) no consent for such Mortgage Loan was required by the holder of the related Senior Lien prior to the making of such Mortgage Loan or (B) such consent has been obtained and is contained in the related Mortgage File.

                  (xxvii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by Indenture Trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available which materially interferes with the right to sell the related Mortgaged Property at a Indenture Trustee's sale or the right to foreclose the related Mortgage.

                  (xxviii) As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to a Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Underlying Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration. and the Sponsor has not waived any default, breach, violation or event of acceleration.

                  (xxix) To the best knowledge of the Sponsor, all parties to the Underlying Mortgage Note and the Mortgage had legal capacity to execute the Underlying Mortgage Note and the Mortgage and each Underlying Mortgage Note and Mortgage have been duly and properly executed by such parties.

                  (xxx) No selection procedures reasonably believed by the Sponsor to be adverse to the interests of the Class A Noteholders or the Insurer was utilized in selecting the Mortgage Loans.

                  (xxxi) Except with respect to one Mortgage Loan, as of the Closing Date, no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the applicable title insurer (to the extent required by such title insurer) and which is part of the Mortgage File delivered to the Indenture Trustee.

                  (xxxii) At the time of origination of each Mortgage Loan that is not a first mortgage loan, the related prior lien was not more than 30 days delinquent.

                  (xxxiii) All required inspections, licenses and certificates with respect to the use and occupancy of all occupied portions of all property securing the Mortgages have been made, obtained or issued, as applicable.

                  (xxxiv) No more than 89.93% of the Initial Mortgage Loans are second mortgage loans.

                  (xxxv) With respect to each Mortgage Loan that is not a first mortgage loan, the related prior lien does not provide for negative amortization.

                  (xxxvi) With respect to each HELOC Loan that is not a first mortgage loan, the maturity date of the Mortgage Loan is prior to the maturity date of the related prior lien if such prior lien provides for a balloon payment; and with respect to each HLTV Loan, if the Senior Mortgage Loan provides for a balloon payment and has a "recast" feature, then the recast date of such Senior Mortgage Loan must be at least 36 months after the origination of each HLTV Loan which is a Junior Mortgage Loan.

                  (xxxvii) Each Mortgage Loan is secured by a property having an appraised value of less than $1,900,000.

                  (xxxviii) Each Mortgage Note bears a current fixed Loan Rate as of the Cut-Off Date of at least 10.73% per annum.

                  (xxxix) With respect to each HELOC Loan, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a carrier generally acceptable to the Master Servicer that provides for fire and extended coverage representing coverage not less than (a) the Credit Limit of such HELOC Loan or (b) the maximum insurable value of the Mortgaged Property.

                  (xl) With respect to any HELOC Loan which is a senior lien, the Sponsor has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Master Servicer and the Indenture Trustee in any Insurance Policies applicable to any Mortgage Loans, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee.

                  (xli) The proceeds of each HLTV Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording such HLTV Loans were paid.

                  (xlii) Except as specified in paragraph (viii), above, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Underlying Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, break, violation or event of acceleration. and neither the Master Servicer nor the related Originator has waived any such default, breach, violation or event of acceleration.

                  (xliii) To the best of the Sponsor's knowledge, each Mortgage Loan was underwritten in all material respects in accordance with the credit underwriting guidelines of the related Originator as set forth in the related Originator's underwriting guidelines, as in effect on the date of origination or acquisition.

                  (xliv) As of the Closing Date, the Transferor has received no notice of default of any First Mortgage Loan secured by any Mortgaged Property which has not been cured by a party other than the Transferor.

                  (xlv) At the Cut-Off Date, no Mortgagor had been identified on the records of the Transferor as being the subject of a current bankruptcy proceeding. and

                  (xlvi) No more than % of the Principal Balance of the HLTV Pool represents Mortgage Loans with respect to which the related Mortgagor had a FICO Score of less than 620 at the time of origination.

                  (xlvii) Each Mortgage Loan conforms and all such Mortgage Loans in the aggregate conform, in all material respect to the description thereof set forth the Registration Statement.

                  (xlviii) The credit underwriting guidelines applicable to each Mortgage Loan conform in all material respects to the description thereof set forth in the Prospectus and the Prospectus Supplement.

                  (xlix) ______% of Mortgage Loan shall have a three year interest only Draw Period and _____% of Mortgage Loan shall have a five year interest only Draw Period.

                  (l) Each party which had any interest in a Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise (including the Sponsor), is (or, during the period in which such party held and disposed of such interest, was) in substantial compliance with any and all applicable licensing requirements of the law of the state wherein the property securing the Mortgage Loan is located;

                  (li) The documents instruments and agreements submitted by each Mortgagor for loan underwriting were not falsified and contain no untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the information and the statements contained therein not misleading;

                  (lii) Except as previously disclosed in writing to the Trustee and the Insurer, with respect to each Mortgage Loan, there is only one originally executed Underlying Mortgage Note not stamped as a duplicate.

         (b) The Sponsor makes the following representations and warranties as to the HLTV Loans on which the Issuer relies in accepting the HLTV Loans and on which the Insurer relies in issuing the Policies. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer, and assignment of the HLTV Loans to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

                  (i) The information with respect to each HLTV Loan set forth in the related HLTV Loan Schedule is true and correct as of the Cut-Off Date.

                  (ii) All of the original or certified documentation required to be delivered on the Closing Date to the Indenture Trustee, with respect to each HLTV Loan has been or will be delivered to the Indenture Trustee. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the HLTV Loans for sale to prudent investors in the secondary market that invest in mortgage loans similar to the HLTV Loans.

                  (iii) Each HLTV Loan is a valid and existing lien of record on the Mortgaged Property.

                  (iv) Immediately prior to the transfer and assignment herein contemplated, the Sponsor held good and indefeasible title to, and was the sole owner of, each HLTV Loan conveyed by the Sponsor subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment and immediately upon receipt of each HLTV Loan, the Indenture Trustee will hold good and indefeasible title to, and will be the sole owner of each HLTV Loan, free and clear of any liens, charges, mortgages, encumbrances, or rights of others except liens which will be released immediately prior to such transfer or assignment.

                  (v) As of the related Cut-Off Date, no HLTV Loan is thirty
         (30) or more days Delinquent, except for those loans the Buyer reviews during due diligence and agrees to purchase with knowledge of delinquency; there is no valid and enforceable offset, defense or counterclaim to any Mortgage Note, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Mortgage Note or the defense of usury, nor will the operation of any of the terms of such Mortgage Note, or the exercise of any right thereunder, render either the Mortgage Note unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (vi) There is no delinquent tax or assessment lien or mechanic's lien, or claim for work, labor, or material on any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (viii) below; there is no proceeding pending or threatened or currently occurring for the total or partial condemnation of any Mortgaged Property; each Mortgaged Property is free of substantial damage and is in good repair, except for those items specifically mentioned in the appraisal, or any applicable appraisal review of any mortgaged property; each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the HLTV Loan or the use for which the premises were intended.

                  (vii) Each HLTV Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including, without limitation, the federal
         Truth-in-Lending Act, the Real Estate Settlement Procedures Act, and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws. Each HLTV Loan is a Qualifying HLTV Loan and is a Non-REMICable Mortgage Loan.

                  (viii) With respect to each HLTV Loan, a title policy, if any, or evidence of a title search, in either case from a title company authorized to transact business in the state in which the related Mortgaged Property is situated, insuring or reflecting the mortgagee's interest under the related HLTV Loan as the holder of a valid first or second mortgage lien of record on the real property described in the related Mortgage.

                  (ix) Each Mortgaged Property is improved by a one- to four family residential dwelling, which may include, condominiums and townhouses but shall not include cooperatives; the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related HLTV Loan (together, in the case of a junior HLTV Loan, with the outstanding principal balance of any Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the Mortgaged Property.

                  (x) Each Mortgaged Property for an HLTV Loan is not required to have a flood insurance policy maintained with respect to it.

                  (xi) Each Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law). The maker of such Mortgage and Note had the legal capacity to execute such Mortgage and Mortgage Note at the time such Mortgage and Mortgage Note were executed.

                  (xii) With respect to any Senior Lien, Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Master Servicer in any Insurance Policies applicable to any HLTV Loans delivered by Seller, including any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Buyer and its assignees in care of the Master Servicer.

                  (xiii) Interest on each Mortgage Note is calculated in accordance with the actuarial method; the terms of each Mortgage Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Indenture Trustee and which has been included in the related Mortgage File to be delivered to the Indenture Trustee. The substance of any such alteration or modification is reflected on the related HLTV Loan Schedule and has been approved by the primary mortgage guaranty insurer, if any.

                  (xiv) Except as otherwise required by law or pursuant to the statute under which the related HLTV Loan was made, the related Mortgage Note will not be secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

                  (xv) No HLTV Loan will be originated under a buydown plan; no HLTV Loan provides for negative amortization, has a shared appreciation feature, or other contingent interest feature; and as of the related Cut-Off Date, no HLTV Loan had a Combined Loan-to-Value-Ratio in excess of the maximum for the related product type as set forth in the relevant Originator's applicable guidelines.

                  (xvi) Any advances made after the date of origination of an HLTV Loan but prior to the Cut-Off Date, have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related HLTV Loan Schedule. No Mortgage Note has been modified, except as reflected on the related HLTV Loan Schedule, and evidence of any modification is in the related Mortgage File and has been supplied to the Indenture Trustee. The consolidated principal amount does not exceed the original principal amount of the related HLTV Loan. No Mortgage Note permits or obligates the Master Servicer, any Sub-Servicer or the relevant Originator or its assignees to make future advances to the related Mortgagor at the option of the Mortgagor.

                  (xvii) Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, subject to any escrow hold-back for improvements pending completion. All costs, fees and expenses incurred in making, closing or recording the HLTV Loans were paid.

                  (xviii) All of the improvements which were included for the purposes of determining the Appraised Value of any Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property and no improvements on adjoining properties encroach upon such Mortgaged Properties and, if a title insurance policy exists with respect to such Mortgaged Property, are stated in the title insurance policy and affirmatively insured; no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Property is lawfully occupied under the applicable law.

                  (xix) With respect to each Mortgage on an HLTV Loan constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Indenture Trustee or its assignees under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor.

                  (xx) With respect to each junior HLTV Loan, either (A) no consent for such HLTV Loan was required by the holder of the related Senior Lien prior to the making of such HLTV Loan or (B) such consent has been obtained and is contained in the related Mortgage File.

                  (xxi) Each Mortgage on an HLTV Loan contains a provision for the acceleration of the payment of the unpaid principal balance of the related HLTV Loan in the event the related Mortgaged Property is sold without the prior consent of the Mortgagee thereunder; each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose on the Mortgaged Property.

                  (xxii) No instrument of release or waiver has been executed in connection with any HLTV Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been included in the related Mortgage File delivered to the Indenture Trustee.

                  (xxiii) If a senior HLTV Loan provides for a balloon payment and has a "recast" feature, then the recast date of such senior HLTV Loan must be at least 36 months after the maturity date of each HLTV Loan which is a junior HLTV Loan.

                  (xxiv) Each HLTV Loan has been originated in accordance with all required provisions of the relevant Originator's applicable guidelines; an appraisal was performed with respect to each HLTV Loan in compliance with the applicable requirements set forth in such applicable guidelines.

                  (xxv) The Sponsor has no actual knowledge that there exist on any Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation.

                  (xxvi) No mortgage reconveyance, release, satisfaction or trustee fees have been collected by the Sponsor or any Originator or paid by any Mortgagor. In addition, if there is, in Buyer's reasonable judgment, a documentation problem that would make reconveyance of satisfaction difficult, cumbersome or expensive to the Buyer, then the Sponsor shall at the Indenture Trustee's request complete the reconveyance of satisfaction of the Mortgage, including the recordation of the necessary documentation, at the Sponsor's sole cost and expense.

                  (xxvii) The HLTV Loan is not in default, and all Monthly Payments due prior to the related Cut-Off Date and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents have been paid. The Sponsor has not advanced funds, or induced or solicited any advance of funds by a party other than the Mortgagor directly or indirectly, for the payment of any amount required by the HLTV Loan. The collection practices used by each entity which has serviced the HLTV Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business. With respect to escrow deposits and payments in those instances where such were required, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note.

                  (xxviii) Each original Mortgage was recorded or is in the process of being recorded, and all subsequent Assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof.

                  (xxix) Each Mortgaged Property is located in the state identified in the HLTV Loan Schedule delivered to the Indenture Trustee and consists of one or more parcels of real property with a residential dwelling erected thereon.

                  (xxx) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the HLTV Loan or the use for which the premises were intended.

                  (xxxi) There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Sponsor has not waived any default, breach, violation or event of acceleration.

                  (xxxii) The proceeds of each HLTV Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder.

                  (xxxiii) There is no obligation on the part of the Sponsor or any Originator to make payments in addition to those made by the Mortgagor.

                  (xxxiv) There is no HLTV Loan with an "open" escrow for deferred maintenance. All escrows must be released.

                  (xxxv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to an HLTV Loan has taken place on the part of any person, including the Mortgagor, or any party involved in the origination of the HLTV Loan or in the application of any insurance in relation to such HLTV Loan.

                  (xxxvi) On the Closing Date, with respect to the HTLV Mortgage Loans, ____% or more (by aggregate principal balance) of the Mortgage Loans do not constitute "real estate mortgages" for the purpose of Treasury Regulations Section 301.7701. For this purpose a Mortgage Loan does not constitute a "real estate mortgage" if:

                  (a) The Mortgage Loan is not secured by an interest in real property, or

                  (b) The Mortgage Loan is not an "obligation principally secured by an interest in real property." For this purpose an "obligation is principally secured by an interest in real property" if it satisfies either test set out in paragraph (1) or paragraph (2) below.

         (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

                  (A) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or

                  (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date.

                  For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

         (2) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only, substantially all of the proceeds of the obligations means 66-2/3% or more of the gross proceeds.

                  (xxxvii) None of the HLTV Loans have been originated through a home improvement contractor.

                  (xxxviii) None of the HLTV Loans is a retailment installment contract for goods or services and none of the HLTV Loans made for property improvement purposes was for goods and services which constitute either a "consumer credit contract" or a "purchase money loan" as such terms are defined in 16 C.F.R. Section 433.1.

                  (xxxix) None of the Mortgage Notes constitutes "chattel paper" as such term is defined in Section 9-105(b) of the Uniform Commercial Code.

                  (xl) The related Mortgage File for each Mortgage Loan contains a title document with respect to such Mortgage Loan reflecting that title to the related Mortgaged Property is vested at least 50% in the Mortgagor under such Mortgage Loan.

         (c) Upon the discovery by the Master Servicer, the Sponsor, the Insurer or the Indenture Trustee of a breach of any of the representations and warranties made in respect of any Mortgage Loan which materially and adversely affects the interests of the Class A Noteholders of the related Class or of the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Master Servicer shall promptly notify the Sponsor of such breach and request that the Sponsor cure such breach or take the actions described in Section 3.4(b) hereof within the time periods required thereby, and the Sponsor shall cure such breach or take such actions; provided, however, that the cure for any breach of a representation and warranty relating to the characteristics of the Mortgage Loans in the aggregate shall be a reassignment of, or substitution for, only those Mortgage Loans necessary to cause such characteristics to be in compliance with the related representation and warranty. Upon accepting such transfer and making any required deposit into the Principal and Interest Account or substitution of a Qualified Replacement Mortgage, as the case may be, the Sponsor shall be entitled to receive an instrument of assignment or transfer from the Indenture Trustee to the same extent as set forth in Section 2.2 with respect to the transfer of Mortgage Loans under that Section.

         It is understood and agreed that the obligation of the Sponsor to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Principal and Interest Account or to substitute an Qualified Replacement Mortgage, as the case may be, shall constitute the sole remedy against the Sponsor respecting such breach available to Class A Noteholders of the related Class A Notes, the Indenture Trustee on behalf of the Class A Noteholders of the related Class A Notes.

         Section 3.4. Covenants of Sponsor to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations. (a) With the provisos and limitations as to remedies set forth in this Section 3.4, upon the discovery by Sponsor, the Master Servicer, the Sponsor, the Insurer, any Sub-Servicer or the Indenture Trustee that the representations and warranties set forth in Section
3.3 of this Agreement were untrue in any material respect as of the Closing Date and such breaches of the representations and warranties materially and adversely affect the interests of the Class A Noteholders of the related Class or of the Insurer, the party discovering such breach shall give prompt written notice to the other parties.

         The Sponsor acknowledges that a breach of any representation or warranty (x) relating to marketability of title sufficient to transfer unencumbered title to a Mortgage Loan, (y) relating to enforceability of the Mortgage Loan against the related Mortgagor or Mortgaged Property or (z) set forth in clause (viii) of Section 3.3 above constitutes breach of a representation or warranty which "materially and adversely affects the interests of the Class A Noteholders or of the Insurer" in such Mortgage Loan.

         (b) Upon the earliest to occur of the Sponsor's discovery, its receipt of notice of breach from any one of the other parties hereto or from the Insurer or such time as a breach of any representation and warranty materially and adversely affects the interests of the Class A Noteholders or of the Insurer as set forth above, the Sponsor hereby covenants and warrants that it shall promptly cure such breach in all material respects or it shall (or shall cause an affiliate of the Sponsor to), subject to the further requirements of this paragraph, on the second Remittance Date next succeeding such discovery, receipt of notice or such other time (i) substitute in lieu of each Mortgage Loan which has given rise to the requirement for action by the Sponsor a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto, together with the aggregate amount of all Servicing Advances theretofore made with respect to such Mortgage Loan, to the Master Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan from the Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Master Servicer for deposit in the Principal and Interest Account. It is understood and agreed that the obligation of the Sponsor to cure the defect, or substitute for, or purchase any Mortgage Loan as to which a representation or warranty is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Class A Noteholders, the Indenture Trustee or the Insurer, except as otherwise provided in the Insurance Agreement.

         (c) In the event that any Qualified Replacement Mortgage is delivered by the Sponsor to the Trust pursuant to Section 2.2, Section 3.3 or Section 3.4 hereof or any Qualified Overcollateralization Mortgage is delivered by the Sponsor to the Trust, the Sponsor shall be obligated to take the actions described in Section 3.4(b) with respect to such Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage upon the discovery by any of the Class A Noteholders, the Master Servicer, the Sponsor, the Insurer, or the Indenture Trustee that the representations and warranties set forth in Section
3.3 above are untrue in any material respect on the date such Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage is conveyed to the Trust such that the interests of the Class A Noteholders of the related Class or the Insurer in the related Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (c) the representations and warranties set forth in Section 3.3 above referring to items "as of the Cut-Off Date" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage or Qualified Overcollateralization Mortgage is conveyed to the Trust.

         (d) It is understood and agreed that the covenants set forth in this
Section 3.4 shall survive the pledge of the respective Mortgage Loans (including Qualified Replacement Mortgage Loans) to the Indenture Trustee on behalf of the Trust.


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
                                   ARTICLE IV

                          SERVICING AND ADMINISTRATION
                                OF MORTGAGE LOANS

         Section 4.1. Master Servicer and Sub-Servicers.

         (a) Advanta Mortgage Corp. USA agrees to act as the Master Servicer and to perform all servicing duties under this Agreement subject to the terms hereof.

         (b) The Master Servicer shall service and administer the Mortgage Loans on behalf of the Indenture Trustee and the Insurer and shall have full power and authority, acting alone or through one or more Sub-Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer, in its own name or the name of a Sub-Servicer, may, and is hereby authorized and empowered by the Indenture Trustee to, execute and deliver, on behalf of itself, the Class A Noteholders, the Insurer and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, the insurance policies and accounts related thereto and the properties subject to the Mortgages in accordance with the terms of this Agreement. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Indenture Trustee shall furnish the Master Servicer or its Sub-Servicers with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

         In servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures consistent with Accepted Servicing Practices and in a manner consistent with recovery under any insurance policy required to be maintained by the Master Servicer pursuant to this Agreement.

         Costs incurred by the Master Servicer in effectuating the timely payment of taxes and assessments on the property securing an Underlying Mortgage Note and foreclosure costs may be added by the Master Servicer to the amount owing under such Underlying Mortgage Note where the terms of such an Underlying Mortgage Note so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Underlying Mortgage Note and the Mortgage Loan secured by the Underlying Mortgage Note or distributions to be made to Class A Noteholders. Such costs shall be recoverable by the Master Servicer pursuant to Section 4.9 and 4.13.

         (c) Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Class A Noteholders, the Insurer and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with


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
respect to the Mortgage Loans and with respect to the related Properties, including consenting to the placement of a lien senior to that of any Mortgage on the related Mortgaged Property; provided, that,

                  (i) such Mortgage succeeded to a first lien position after the related Mortgage Loan was conveyed to the Trust and, immediately following the placement of such senior lien, such Mortgage is in a second lien position and the outstanding principal amount of the mortgage loan secured by such subsequent senior lien is no greater than the outstanding principal amount of the senior mortgage loan secured by the Mortgaged Property as of the date the related Mortgage Loan was originated; or

                  (ii) the Mortgage relating to such Mortgage Loan was in a second lien position as of the related Cut-Off Date and the new senior lien secures a mortgage loan that refinances an existing first mortgage loan and the outstanding principal amount and interest rate of the replacement first mortgage loan immediately following such refinancing is not greater than the outstanding principal amount and interest rate of such existing first mortgage loan at the date of origination of such Mortgage Loan.

provided, further, that such senior lien does not secure a note that provides for negative amortization. Notwithstanding the foregoing, the Master Servicer may consent to the placing of liens senior to that of a Mortgage on the related Mortgaged Property only if the Combined Loan-to-Value Ratio is less than or equal to the original Combined Loan-to-Value Ratio; provided, however, the Master Servicer may consent to the placing of a senior lien (subject to the 5% and 3% limitations described in Section 2.2(d) above with respect to the HELOC Pool and the HLTV Pool, respectively) if the Combined Loan-to-Value Ratios of any such Mortgage Loan will not increase to greater than 100%; provided, further, that the Master Servicer may only approve modifications if the related Mortgagor is not then delinquent (and has not been delinquent during the prior 12 months), the current characteristics of the related Mortgagor are consistent with the Accepted Servicing Practices and the Master Servicer receives verbal verification of employment of the related Mortgagor.

         At the written direction of the related Originator, the Master Servicer may also, without prior approval from the Rating Agencies or the Insurer, increase the Credit Limits on HELOC Loans provided that (i) new appraisals are obtained and the Combined Loan-to-Value Ratios of any such HELOC Loans after giving effect to such increase are less than or equal to the Combined Loan-to-Value Ratios of the HELOC Loans as of the Cut-Off Date, (ii) such increases are consistent with the Accepted Servicing Practices, (iii) the related Mortgagor is not then delinquent (and has not been delinquent during the prior 12 months) and has made timely payments and (iv) the Master Servicer receives verbal verification of employment of the related Mortgagor. In addition, the Master Servicer, at the written direction of the Originator, may increase the Credit Limits on HELOC Loans having aggregate balances of up to 5% of the HELOC Pool Balance, without obtaining new appraisals provided that (i) the increase in the Credit Limit does not cause the Combined Loan-to-Value Ratios of the HELOC Loans to exceed 100%, (ii)

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
the increase is consistent with Accepted Servicing Practices, (iii) the related Mortgagor is not then delinquent (and has not been delinquent during the prior 12 months) and (iv) the Master Servicer receives verbal verification of employment of the related Mortgagor.

         Furthermore, the Master Servicer or the related Originator may, without prior approval from the Rating Agencies and the Insurer solicit Mortgagors for a reduction in Loan Rates of no more than 0.50%; provided that the Master Servicer can only reduce such Loan Rates on up to 5% of the Mortgage Loans in either Pool by the related Pool Balance. Any such solicitations shall not result in a reduction in the weighted average Loan Rate of the Mortgage Loans in the related pool by more than 2.5 basis points taking into account any such prior reductions.

         Subject to the above limitations, the Master Servicer may agree to changes in the terms of a Mortgage Loan at the request of the Mortgagor; provided, that such changes (i) do not materially and adversely affect the interests of Class A Noteholders or the Insurer and (ii) are consistent with Accepted Servicing Practices.

         (d) The relationship of the Master Servicer (and of any successor to the Master Servicer as servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         In the event that the rights, duties and obligations of the Master Servicer are terminated hereunder, any successor to the Master Servicer may (with the consent of the Insurer), to the extent permitted by applicable law, terminate the existing subservicer arrangements with any subservicer or assume the terminated Master Servicer's rights under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

         (e) The Master Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate, but no such designation of a Sub-Servicer shall serve to release the Master Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Master Servicer with respect to such Mortgage Loans under this Agreement.

         (f) Without limiting the generality of the foregoing, but subject to Sections 4.13 and 4.14, the Master Servicer in its own name or in the name of a Sub-Servicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Indenture Trustee to execute and deliver, and may be authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Class A Noteholders and the Indenture Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect owner of any Mortgaged Property on behalf of the Indenture Trustee, and (iii) to hold title to any Mortgaged Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Indenture Trustee; provided, however, that
Section 4.14(a) shall constitute a power of attorney from the Indenture Trustee to the Master Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections
4.13 and 4.14, the Indenture Trustee shall furnish the Master Servicer and any Sub-Servicer with any powers of attorney and other documents as the Master Servicer or such Sub-Servicer shall reasonably request to enable the Master Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

         (g) The Master Servicer shall give prompt notice to the Indenture Trustee of any action, of which the Master Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

         (h) Servicing Advances incurred by the Master Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Mortgaged Property shall be recoverable by the Master Servicer or such Sub-Servicer to the extent described in Section 4.9 and in
Section 8.6(b)(ix) of the Indenture.

         Section 4.2. Collection of Certain Mortgage Loan Payments. (a) In accordance with Accepted Servicing Practices and subject to the limitations set forth in Sections 2.2 and 4.1, the Master Servicer may in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees which may be collected in the ordinary course of servicing the Mortgage Loans, (ii) if a Mortgagor is in default or about to be in default because of a Mortgagor's financial condition, arrange with the Mortgagor a schedule for the payment of delinquent payments due on the related Mortgage Loan; provided, however, the Master Servicer shall not reschedule the payment of delinquent payments more than one time in any twelve consecutive months with respect to any Mortgagor nor extend the maturity of any Mortgage Loan beyond the Payment Date in October 2021 (with respect to the HELOC Loans) or October 2023 (with respect to the HLTV
Pool); (iii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Civil Relief Act, as amended, in accordance with the Master Servicer's general policies of the comparable mortgage loans subject to such Act; or (iv) extend the maturity date of any HELOC Loan in connection with the extension of the related Draw Period (provided, however, that in no event may any such maturity date be extended to a date which is more than 12 months after the original maturity date without the Insurer's approval or to a date which is later than the Payment Date occurring in October 2021 in the case of a HELOC Loan or October 2023 in the case of an HLTV Loan).

         (b) The Master Servicer shall hold in escrow on behalf of the related Mortgagor all Prepaid Installments received by it, and shall apply such Prepaid Installments as directed by such Mortgagor and as set forth in the related Underlying Mortgage Note.


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
         Section 4.3. Sub-Servicing Agreements Between Master Servicer and Sub-Servicers. The Master Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with any institution which is acceptable to the Insurer in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement. The Master Servicer shall give notice to the Insurer and the Rating Agencies of the appointment of any Sub-Servicer and shall furnish to the Insurer and the Rating Agencies a copy of the Sub-Servicing Agreement. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. Any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement.

         Section 4.4. Successor Sub-Servicers. The Master Servicer may terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and to either directly service the related Mortgage Loans itself or enter into a Sub-Servicing Agreement with a successor Sub-Servicer that qualifies under Section 4.3.

         Section 4.5. Liability of Master Servicer

         (a) The Master Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or otherwise, and the Master Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Master Servicer for any losses due to the Master Servicer's or any Sub-Servicer's negligence.

         (b) The Master Servicer shall defend, indemnify and hold harmless the Indenture Trustee (including, for purposes of this Section 4.5(b), its officers, directors, employees and agents), the Owner Trustee (including for purposes of this Section 4.5(b), its officers, directors, employees and agents), the Noteholders, Advanta Holding Trust and the Issuer from and against any and all claims, damages, liabilities, losses, costs and expenses (including the reasonable fees and expenses of counsel) to the extent that such claims, damages, liabilities, losses, costs or expenses arose out of, or were imposed upon the Indenture Trustee, the Owner Trustee, the Noteholders, Advanta Holding Trust or the Issuer in connection with or by reason of, (i) any failure by the Master Servicer to perform its duties under this Agreement or any errors or omissions of the Master Servicer related to such duties, including the making of any inaccurate representations or warranties hereunder; or (ii) in the case of the Indenture Trustee or the Owner Trustee, the performance of its duties hereunder or under the other Operative Documents, except to the extent that such claim, damage, liability, loss, cost or expense resulted from the Indenture Trustee's or the Owner Trustee's gross negligence or willful misconduct. The provisions of this Section 4.5(b) shall run directly to and be enforceable by each injured


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
party subject to the limitations hereof, and the indemnification provided by the Master Servicer to the Indenture Trustee, the Owner Trustee, the Noteholders, Advanta Holding Trust and the Issuer pursuant to this Section 4.5(b) shall survive the payment in full of the Notes, the termination of the Indenture and the resignation or removal of the Indenture Trustee or the Owner Trustee. The Master Servicer shall pay any amounts owing pursuant to this Section 4.5(b) directly to the indemnified Person, and such amounts shall not be deposited in either the Principal and Interest Account or the Note Account. Indemnification under this Section 4.5(b) shall include reasonable fees and expenses of counsel and expenses of litigation reasonably incurred. If the Master Servicer has made any indemnity payments to the Indenture Trustee, the Owner Trustee, the Noteholders, Advanta Holding Trust or the Issuer pursuant to this Section 4.5(b) and such party thereafter collects any of such amounts from others, such party will promptly repay such amounts collected to the Master Servicer, without interest.

         Section 4.6. No Contractual Relationship Between Sub-Servicer and Indenture Trustee or the Class A Noteholders. Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Master Servicer alone and the Insurer, the Indenture Trustee and the Class A Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 4.7.

         Section 4.7. Assumption or Termination of Sub-Servicing Agreement by Indenture Trustee. In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Master Servicer hereunder by the Indenture Trustee pursuant to the Sale and Servicing Agreement, it is understood and agreed that the Master Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Master Servicer and a Sub-Servicer may be assumed or terminated by the Indenture Trustee at its option.

         The Master Servicer shall, upon request of the Indenture Trustee, but at the expense of the Master Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

         Section 4.8. Principal and Interest Account.

         (a) The Master Servicer and/or each Sub-Servicer, as applicable, shall establish in the name of the Trust for the benefit of the Class A Noteholders and the Insurer and maintain at one or more Designated Depository Institutions the Principal and Interest Account, which may be separate accounts with respect to each Pool, or a single account with sub-accounts.

         Subject to Subsections (c) and (e) below, the Master Servicer and any Sub-Servicer shall deposit all receipts related to the Mortgage Loans to the Principal and


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
Interest Account on a daily basis (but no later than the second Business Day after receipt).

         On the Closing Date, the Sponsor shall cause the Master Servicer to deposit to the Principal and Interest Account all receipts related to the related Mortgage Loans received after the Cut-Off Date or related Replacement Cut-Off Date, as the case may be.

         (b) All funds in the Principal and Interest Account may only be held
(i) uninvested, up to the limits insured by the FDIC, or (ii) invested in Eligible Investments (as defined in the Indenture). The Principal and Interest Account shall be held in trust in the name of the Trust and for the benefit of the Class A Noteholders and the Insurer. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Master Servicer and may only be withdrawn from the Principal and Interest Account by the Master Servicer immediately following the remittance of the Monthly Remittance Amounts by the Master Servicer. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings. The Master Servicer shall deposit the amount of any investment losses immediately into the Principal and Interest Account as realized.

         (c) Subject to Subsection (e) below, the Master Servicer shall deposit to the Principal and Interest Account all principal and interest collections on the Mortgage Loans received on or after the Cut-Off Date, including any Prepayments and Net Liquidation Proceeds, all Loan Purchase Prices and Substitution Amounts received or paid by the Master Servicer with respect to the Mortgage Loans and other recoveries or amounts related to the Mortgage Loans received by the Master Servicer, together with any amounts which are reimbursable from the Principal and Interest Account, but net of (i) the Servicing Fee with respect to each Mortgage Loan and other servicing compensation to the Master Servicer as permitted by Section 4.15 hereof, (ii) principal (including Prepayments) collected on the related Mortgage Loans prior to the Cut-Off Date, (iii) interest accruing on the related Mortgage Loans prior to the Cut-Off Date and (iv) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the Principal Balance of the related Mortgage Loan.

         (d) (i) The Master Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

         (A) to effect the timely remittance to the Indenture Trustee of the Monthly Remittance Amount for each Pool due on the Remittance Date.

         (B) to pay to itself from any funds in the Principal and Interest Account with respect to the related Pool any accrued and unpaid Servicing Fees with respect to such Pool and reimburse itself pursuant to Section 4.9 hereof for unreimbursed Servicing Advances and Servicing Advances which have been deemed Nonrecoverable Advances.


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
         (C) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account.

         (D) to withdraw amounts that have been deposited to the Principal and Interest Account in error; and

         (E) to clear and terminate the Principal and Interest Account following the termination of the Trust Estate pursuant to
                  Article X or XII of the Indenture.

         (ii) On the tenth day of each month, the Master Servicer shall send to the Indenture Trustee a report, in the form of a computer tape, detailing the aggregate payments on the Mortgage Loans in each Pool during the prior Remittance Period. Such tape shall be in the form and have the specifications as may be agreed to between the Master Servicer and the Indenture Trustee from time to time.

         (iii) On each Remittance Date the Master Servicer shall remit to the Indenture Trustee by wire transfer, or otherwise make funds available in immediately available funds, the Interest Remittance Amount and the Principal Remittance Amount for each Pool.

         (e) To the extent that the ratings, if any, then assigned to the unsecured debt of the Master Servicer or of the Master Servicer's ultimate corporate parent are satisfactory to the Insurer, Moody's and Standard & Poor's, then the requirement to maintain the Principal and Interest Account may be waived by an instrument signed by the Insurer, Standard & Poor's and Moody's, and the Master Servicer may be allowed to co-mingle with its general funds the amounts otherwise required to be deposited to the Principal and Interest Account, on such terms and subject to such conditions as the Insurer, Moody's and Standard & Poor's may permit.

         Section 4.9. Servicing Advances. The Master Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) the cost of any enforcement or judicial proceedings, including
(a) foreclosures, and (b) other legal actions and costs associated herewith that potentially affect the existence, validity, priority, enforceability or collectibility of the Mortgage Loans, including collection agency fees and costs of pursuing or obtaining personal judgments, garnishments, levies, attachment and similar actions, (iii) the cost of the conservation, management, liquidation, sale or other disposition or any Mortgaged Property acquired in satisfaction of the related Mortgage Loan including reasonable fees paid to any independent contractors in connection therewith, and (iv) advances to keep senior liens current, unless with respect to any of the foregoing the Master Servicer has determined that such advance would not be recoverable. Each such amount so paid will constitute a "Servicing Advance." The Master Servicer may recover Servicing Advances (x) from the Mortgagors to the extent permitted by the Mortgage Loans, from Liquidation Proceeds


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
realized upon the liquidation of the related Mortgage Loan, from Insurance Proceeds, and (y) as provided in Section 8.6(c)(xi) of the Indenture.

         Section 4.10. Purchase of Mortgage Loans. The Master Servicer may, but is not obligated to, purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to 90 days or more or any Mortgage Loan as to which enforcement proceedings have been brought by the Master Servicer or by any Sub-Servicer pursuant to Section 4.13. Any such Loan so purchased shall be purchased by the Master Servicer on a Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

         Section 4.11. Maintenance of Insurance. (a) (i) The Master Servicer shall cause to be maintained with respect to each HELOC Loan a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage, and which provides for a recovery by the Master Servicer on behalf of the Trust of insurance proceeds relating to such HELOC Loan in an amount not less than the least of (i) the Credit Limit of the HELOC Loan or (ii) the maximum insurable value of the Mortgaged Property.

                  (ii) With respect to each HLTV Loan that was originated by an Affiliated Originator or is a First Lien HLTV Loan originated by an Unaffiliated Originator, the Master Servicer shall cause to be maintained a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage, and which provides for a recovery by the Master Servicer on behalf of the Trust of insurance proceeds on such HLTV Loan (as set forth above) in an amount not less than the least of (i) the maximum insurable value of the improvements securing such HLTV Loan from time to time, (ii) the combined principal balance owing on such HLTV Loan and any mortgage loan senior to such HLTV Loan (or, if such insurance has been force placed by the Master Servicer, the principal balance owing on such HLTV Loan only) and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis; provided, however, that in no event shall the Master Servicer be required to maintain coverage in an amount greater than the 100% of the value of the related Mortgaged Property. With respect to any HLTV Loan originated by an Unaffiliated Originator, the Master Servicer shall not be required to cause to be maintained a hazard insurance policy for any HLTV Loan which is secured by a lien other than a first priority lien.

         (b) If any Mortgage Loan at the time of origination relates to a HELOC Property or is an HLTV Property originated by an Affiliated Originator or is a First Lien HLTV Property originated by an Unaffiliated Originator in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Master Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Master Servicer on


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
behalf of the Trust of Insurance Proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding Principal Balance of the Mortgage Loan or (ii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Master Servicer shall indemnify the Trust and the Insurer out of the Master Servicer's own funds for any loss to the Trust and the Insurer resulting from the Master Servicer's failure to maintain the insurance required by this Section; provided, however, that in no event shall the Master Servicer be required to maintain a flood insurance policy in an amount greater than 100% of the value of the related Mortgaged Property. The Master Servicer shall not be required to cause to be maintained flood insurance for any HLTV Loan secured by a lien other than a first priority lien that was originated by an Unaffiliated Originator which, by virtue of its license requirements, was not required to obtain flood insurance.

         It is understood and agreed that such insurance shall be with insurers approved by the Master Servicer and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Any cost incurred by the Master Servicer in maintaining any such insurance shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Underlying Mortgage Notes or the distributions to be made to the Class A Noteholders. Such costs shall be recoverable by the Master Servicer pursuant to Section 4.9.

         (c) In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans as set forth above, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of this Section 4.11, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this
Section 4.11, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the preceding paragraphs of this Section 4.11, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Master Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraphs of this Section 4.11 and the amount paid under such blanket policy. Upon the request of the Indenture Trustee or the Insurer, the Master Servicer shall cause to be delivered to the Indenture Trustee or the Insurer, a certified true copy of such policy.

         Section 4.12. Due-on-Sale Clauses; Assumption and Substitution Agreements. (a) Except as provided in Section 4.14(c), when a Mortgaged Property securing a HELOC Loan has been or is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such conveyance or prospective


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conveyance, exercise its rights to accelerate the maturity of the related HELOC
Loan under any "due-on-sale" clause contained in the related Mortgage or Credit Line Agreement; provided, however, that the Master Servicer shall not exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or (ii) the Master Servicer reasonably believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interest of the Class A Noteholders or of the Insurer. In such event, the Master Servicer shall enter into an assumption and modification agreement (the terms of which will be consistent with Section 2.2(d) above) with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Underlying Mortgage Notes and, unless prohibited by applicable law or this Agreement or any of the agreements, guaranties or assignments relating to the Mortgage Loans contained in the Mortgage Files, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Master Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Credit Line Agreement; provided, however, that to the extent any such substitution of liability agreement would be delivered by the Master Servicer outside of its usual procedures for mortgage loans held in its own portfolio the Master Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Insurer. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Master Servicer shall notify the Indenture Trustee that any such assumption or substitution agreement has been completed by forwarding to the Indenture Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Indenture Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Master Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Master Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Master Servicer as additional servicing compensation.

         (b) When a Mortgaged Property securing an HLTV Loan has been or is about to be conveyed by the Mortgagor, the Master Servicer shall determine in accordance with the Accepted Servicing Practices either to: (i) exercise its rights to accelerate the maturity of the HLTV Loan under any "due-on-sale" clause contained in the related Mortgage or Underlying Mortgage Note or (ii) permit the Mortgagor to secure the Underlying Mortgage Note with another property or permit the HLTV Loan to be unsecured for a period, which may be up to the remaining term of the HLTV Loan.


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

                  Notwithstanding anything in this Section 4.12 or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

                  Section 4.13. Realization Upon Defaulted Mortgage Loans (a). The Master Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of the Mortgaged Properties relating to defaulted HELOC Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Master Servicer has not purchased pursuant to Section 4.10. The Master Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of the Mortgaged Properties relating to defaulted HLTV Loans if the Master Servicer determines that the potential net recovery justifies foreclosure. If the Master Servicer determines not to bring or to terminate foreclosure proceedings, it will determine in accordance with the Accepted Servicing Practices whether or not to seek a judgement against the Mortgagor. In connection with such foreclosure or other conversion, the Master Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in their exercise or use, as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens, and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of Section 4.9 hereof.

                  Notwithstanding the generality of the foregoing provisions, the Master Servicer shall manage, conserve, protect and operate each REO Property for the Class A Noteholders solely for the purpose of its prompt disposition and sale. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Class A Noteholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Class A Noteholders for the period prior to the sale of such REO Property. The Master Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Mortgaged Property in determining whether to foreclose upon or otherwise comparably convert the Class A Noteholdership of such Mortgaged Property.

                  (b) The Master Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through Indenture Trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Charged-off Loan" and shall promptly deliver to the Insurer its customary liquidation report (each, a "Liquidation Report") with respect to such Mortgage Loan. Any net recoveries from a Charged-off Loan shall constitute property of the Trust.



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
                  Section 4.14. Indenture Trustee to Cooperate; Release of Mortgage Files. (a) Upon the payment in full of the Principal Balance of any Mortgage Loan (including the repurchase of any Mortgage Loan or any liquidation of such Mortgage Loan through foreclosure or otherwise), or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall deliver to the Indenture Trustee a Master Servicer's Trust Receipt. Upon receipt of such Master Servicer's Trust Receipt, the Indenture Trustee shall promptly release the related Mortgage File, in trust to (i) the Master Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Indenture Trustee, in each case pending its release by the Master Servicer, such escrow agent or such employee, agent or attorney of the Indenture Trustee, as the case may be. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Master Servicer is authorized to give, as attorney-in-fact for the Indenture Trustee and the mortgagee under the Mortgage which secured the Underlying Mortgage Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Master Servicer may prepare and submit to the Indenture Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Indenture Trustee with all requisite information completed by the Master Servicer; in such event, the Indenture Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

                  (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Indenture Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Indenture Trustee), upon request of the Master Servicer and delivery to the Indenture Trustee of a Master Servicer's Trust Receipt in the form of Exhibit F hereto, release the related Mortgage File to the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Master Servicer; provided, that there shall not be released and unreturned at any one time more than 300 Mortgage Files. The Indenture Trustee shall complete in the name of the Indenture Trustee any endorsement in blank on any Underlying Mortgage Note prior to releasing such Underlying Mortgage Note to the Master Servicer. Such receipt shall obligate the Master Servicer to return the Mortgage File to the Indenture Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of the liquidation information, in physical or electronic form, a copy of the Master Servicer's Trust Receipt shall be released by the Indenture Trustee to the Master Servicer.



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
                  (c) Subject to the provisions of Section 2.2(d) above, the Master Servicer shall have the right to approve applications of Mortgagors for consent to (i) partial releases of Mortgages (with the consent of the Insurer),
(ii) alterations to Mortgaged Properties and (iii) removal, demolition or division of Mortgaged Properties. With respect to HELOC Loans, no application for approval shall be considered by the Master Servicer unless: (x) the provisions of the related Underlying Mortgage Note and Mortgage have been complied with; (y) the Combined Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Insurer) and the Mortgagor's debt-to-income ratio after any release does not exceed the maximum Combined Loan-to-Value Ratio and debt-to-income ratio specified as the then-current maximum levels under the related Originator's underwriting guidelines for a similar credit grade borrower and (z) the lien priority of the related Mortgage is not adversely affected. The Master Servicer shall also have the right (such right to be exercised in an manner consistent with the Master Servicer's normal servicing practices and consistent with such guidelines as may be approved by the Rating Agencies and the Insurer) to permit a borrower who is selling his principal residence and purchasing a new residence to substitute the new Mortgaged Property as collateral for the related Mortgage Loan so long as the Combined Loan-to-Value Ratio is no greater and the occupancy and property type remain the same. In any such event, however, the Master Servicer will generally require the borrower to make a partial pre-payment in reduction of the principal amount of the Loan to the extent that the borrower receives proceeds from the sale of the prior residence that will not be applied to the purchase of the new residence. Upon receipt by the Indenture Trustee and the Insurer of an Officer's Certificate executed on behalf of the Master Servicer setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Indenture Trustee shall execute and deliver to the Master Servicer the consent or partial release so requested by the Master Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's Certificate delivered by the Master Servicer pursuant to this paragraph.

                  (d) No costs associated with the procedures described in this
Section 4.14 shall be an expense of the Trust.

                  (e) The provisions set forth in Subsections (a) and (b) may be superseded by any waiver of the Document Delivery Requirement as may be given by the Insurer, Moody's and Standard & Poor's pursuant to Section 2.1(k) hereof.

                  (f) Each Master Servicer's Trust Receipt may be delivered to the Indenture Trustee (i) via mail or courier, (ii) via facsimile or (iii) by such other means, including, without limitation, electronic or computer readable medium, as the Master Servicer and the Indenture Trustee shall mutually agree. The Indenture Trustee shall promptly release the related Mortgage File(s) within seven (7) Business Days of receipt of a properly completed Master Servicer's Trust Receipt pursuant to clauses (i), (ii) or (iii) above or such shorter period as may be agreed upon by the Master Servicer and the Indenture Trustee. Receipt of a Master Servicer's Trust Receipt pursuant to clauses (i), (ii) or
(iii) above shall be authorization to the Indenture Trustee to release such Mortgage



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Files, provided the Indenture Trustee has determined that such Master Servicer's
Trust Receipt has been executed, with respect to clauses (i) or (ii) above, or approved, with respect to clause (iii) above, by an Authorized Officer of the Master Servicer or any Sub-servicer, and so long as the Indenture Trustee complies with its duties and obligations under this Agreement. If the Indenture Trustee is unable to release the Mortgage Files within the time frames previously specified, the Indenture Trustee shall immediately notify the Master Servicer or any Sub-servicer indicating the reason for such delay, but in no event shall such notification be later than seven Business Days after receipt of a Master Servicer's Trust Receipt. If the Master Servicer is required to pay penalties or damages due solely to the Indenture Trustee's negligent failure to release the related Mortgage File or the Indenture Trustee's negligent failure to execute and release documents in a timely manner, the Indenture Trustee shall be liable for such penalties or damages.

                  (g) On each day that the Master Servicer remits to the Indenture Trustee Master Servicer's Trust Receipts pursuant to clauses (ii) or
(iii) above, the Master Servicer or any Sub-servicer shall also submit to the Indenture Trustee a summary of the total amount of such Master Servicer's Trust Receipts requested on such day by the same method as described in such clauses
(ii) or (iii) above.

                  Section 4.15. Servicing Compensation. As compensation for its activities hereunder, the Master Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan pursuant to the provisions of this Agreement. Additional servicing compensation in the form of prepayment charges, Termination Fees, release fees, bad check charges, assumption fees, late payment charges, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 4.8(c) and similar items may, to the extent collected from Mortgagors, be retained by the Master Servicer.

                  Section 4.16. Annual Statement as to Compliance. The Master Servicer, at its own expense, will deliver to the Indenture Trustee, Insurer, Standard & Poor's and Moody's, on or before the fifteenth of April of each year, commencing in 1999, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Master Servicer to remedy such defaults.

                  Section 4.17. Annual Independent Certified Public Accountants' Reports. On or before the fifteenth of April of each year, commencing in 1999, the Master Servicer, at its own expense, shall cause to be delivered to the Indenture Trustee, the Insurer, Standard & Poor's and Moody's a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Insurer stating that such firm has, with respect to the Master Servicer's overall servicing


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operations (i) performed applicable tests in accordance substantially in compliance with the testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees or (ii) examined such operations substantially in compliance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto.

                  Section 4.18. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Master Servicer shall provide to the Indenture Trustee, the Insurer, the FDIC and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

                  Upon any change in the format of the computer tape maintained by the Master Servicer in respect of the Mortgage Loans, the Master Servicer shall deliver a copy of such computer tape to the Indenture Trustee and in addition shall provide a copy of such computer tape to the Indenture Trustee and the Insurer at such other times as the Indenture Trustee or the Insurer may reasonably request.

                  Section 4.19. Assignment of Agreement. The Master Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Indenture Trustee and Insurer, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in
Section 5.1(g) hereof for a successor servicer. Notice of any such assignment shall be given by the Master Servicer to the Indenture Trustee, the Insurer and Moody's.

                                   ARTICLE V

                              SERVICING TERMINATION

                  Section 5.1. Events of Servicing Termination. (a) If any one of the following events ("Event of Servicing Termination") shall occur and be continuing:

                  (i) The Master Servicer shall fail to deliver to the Indenture Trustee any proceeds or required payment, which failure continues unremedied for three Business Days following written notice to an Authorized Officer of the Master Servicer from the Indenture Trustee or from the Insurer or Class A Noteholders evidencing Percentage Interests aggregating not less than 25%.

                  (ii) The Master Servicer shall (I) apply for or consent to the appointment of a receiver, Indenture Trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due,
         (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America



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         or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) take corporate action for the purpose of effecting any of the foregoing.

                  (iii) If without the application, approval or consent of the Master Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Master Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a Indenture Trustee, receiver, liquidator or custodian or similar entity with respect to the Master Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Master Servicer in good faith, the same shall
         (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days; or

                  (iv) The Master Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.2 or perform any covenants hereunder, which failure materially and adversely affects the interests of the Class A Noteholders or Insurer for a period of 30 days after the Master Servicer's discovery or receipt of notice thereof from the Indenture Trustee, the Insurer, or Class A Noteholders evidencing Percentage Interests aggregating not less than 25%; provided, however, that if the Master Servicer can demonstrate to the reasonable satisfaction of the Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written consent of the Insurer.


then, and in each and every such case, so long as an Event of Servicing Termination shall not have been remedied by the Master Servicer, either the Indenture Trustee, the Insurer or the Class A Noteholders evidencing Percentage Interests aggregating not less than 51% in each case with the consent of the Insurer, or the Insurer, by notice then given in writing to the Master Servicer (and to the Indenture Trustee if given by the Insurer of the Class A Noteholders) may terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to each Rating Agency and the Insurer. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 5.1 and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan


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
and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts that shall at the time be held by the Master Servicer and to be deposited by it in the Note Account, or that have been deposited by the Master Servicer in the Note Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 5.1 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.

         Nothing herein shall relieve the Master Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Master Servicer shall provide the Indenture Trustee, the Sponsor, the Insurer and the Noteholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Indenture Trustee and the Insurer in writing of any Events of Servicing Termination.

         (b) In addition to the foregoing, the Insurer may remove the Master Servicer upon the occurrence of an "Insurance Agreement Event of Servicing Termination" under the Insurance Agreement.

         (c) The Master Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual written consent of the Sponsor, the Master Servicer, the Insurer and the Indenture Trustee or upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer at the date of this Agreement. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Indenture Trustee and the Insurer.

         (d) No removal or resignation of the Master Servicer shall become effective until the Indenture Trustee or a successor servicer acceptable to the Insurer shall have assumed the Master Servicer's responsibilities and obligations in accordance with this Section.

         (e) Upon removal or resignation of the Master Servicer, the Master Servicer also shall promptly deliver or cause to be delivered to a successor servicer or the Indenture Trustee all the books and records (including, without limitation, records kept in electronic form) that the Master Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Master Servicer's possession.



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
         (f) Any collections received by the Master Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly and immediately to the Indenture Trustee or the successor Master Servicer.

         (g) Upon removal or resignation of the Master Servicer, the Indenture Trustee (x) may solicit bids for a successor servicer as described below, and
(y) pending the appointment of a successor Master Servicer as a result of soliciting such bids, shall serve as Master Servicer. The Indenture Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Master Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has shareholders' equity of not less than $5,000,000, as determined in accordance with generally accepted accounting principles, and acceptable to the Insurer as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. The compensation of any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be the aggregate Servicing Fees, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 4.8 and 4.15; provided, however, that if the Indenture Trustee acts as successor Master Servicer then the Sponsor agrees to pay to the Indenture Trustee at such time that the Indenture Trustee becomes such successor Master Servicer a fee of twenty-five dollars ($25.00) for each Mortgage Loan then included in the Trust Estate. The Indenture Trustee shall be obligated to serve as successor Master Servicer whether or not the $25.00 fee described in the preceding sentence is paid by the Sponsor, but shall in any event be entitled to receive, and to enforce payment of, such fee from the Originator.

         (h) In the event the Indenture Trustee solicits bids as provided above, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Master Servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 4.8 and 4.15. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor.

         (i) The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Indenture Trustee and any successor Master Servicer in effecting the termination of the Master Servicer's servicing




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responsibilities and rights hereunder and shall promptly provide the Indenture
Trustee or such successor Master Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor Master Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Master Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Indenture Trustee nor any other successor Master Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.

         (j) The Master Servicer which is being removed or is resigning shall give notice to the Mortgagors and to Moody's and Standard & Poor's of the transfer of the servicing to the successor.

         (k) The Indenture Trustee shall give notice to the Insurer, Moody's and Standard & Poor's and to the Class A Noteholders of the occurrence of any event specified in Section 5.1(a) of which the Indenture Trustee has actual knowledge.

         (l) The Indenture Trustee or any other successor Master Servicer, upon assuming the duties of Master Servicer hereunder, shall immediately make all Servicing Advances which the Master Servicer has theretofore failed to pay with respect to the Mortgage Loans; provided, however, that if the Indenture Trustee is acting as successor Master Servicer, the Indenture Trustee shall only be required to make Servicing Advances if, in the Trustee's reasonable good faith judgment, such Servicing Advances will ultimately be recoverable from the related Mortgage Loans.

                  Section 5.2. Inspections by Insurer; Errors and Omissions Insurance. (a) At any reasonable time and from time to time upon reasonable notice, the Insurer, the Indenture Trustee, or any agents or representatives thereof may inspect the Master Servicer's servicing operations and discuss the servicing operations of the Master Servicer with any of its officers or directors.

                  (b) The Master Servicer agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.

                  Section 5.3. Merger, Conversion, Consolidation or Succession to Business of Master Servicer. Any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to all or substantially all of the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that such corporation meets the qualifications set forth in Section 5.1(f).



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                  Section 5.4. Notification to Noteholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article V, the Indenture Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register, the Insurer and each Rating Agency.

                  Section 5.5. Notices of Material Events. The Master Servicer shall give prompt notice to the Insurer, the Indenture Trustee, Moody's and S&P of the occurrence of any of the following events:

                  (a) Any default or any fact or event which results, or which with notice or the passage of time, or both, would result in the occurrence of a default by the Sponsor, any Originator or the Master Servicer under any Operative Document or would constitute a material breach of a representation, warranty or covenant under any Operative Document.

                  (b) The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against any Originator, the Sponsor, the Master Servicer or AMHC in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon any of such Originator's, the Sponsor's, the Master Servicer's or AMHC's ability to perform its obligations under any Operative Document.

                  (c) The commencement of any proceedings by or against any Originator, the Sponsor, the Master Servicer or AMHC under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for such Originator, the Sponsor, the Master Servicer or AMHC; and

                  (d) The receipt of notice from any agency or governmental body having authority over the conduct of any Originator's, the Sponsor's, the Master Servicer's or the AMHC's business that such Originator, the Sponsor, the Master Servicer or AMHC is to cease and desist, or to undertake any practice, program, procedure or policy employed by such Originator, the Sponsor, the Master Servicer or AMHC in the conduct of the business of any of them, and such cessation or undertaking will materially adversely affect the conduct of such Originator's, the Sponsor's, the Master Servicer's or AMHC's business or its ability to perform under the Operative Documents or materially adversely affect the financial affairs of such Originator, the Sponsor, the Master Servicer or AMHC.

                                   ARTICLE VI

                  ADMINISTRATIVE DUTIES OF THE MASTER SERVICER

                  Section 6.1. Administrative Duties with Respect to the Indenture. The Master Servicer shall perform all its duties and the duties of the Issuer under the



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
Indenture. In addition, the Master Servicer shall consult with the Owner Trustee as the Master Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Master Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Master Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Master Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

                  (a) Duties with Respect to the Issuer.

                  (i) In addition to the duties of the Master Servicer set forth in this Agreement or any of the Documents, the Master Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Operative Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Operative Documents. In accordance with the directions of the Issuer or the Owner Trustee, the Master Servicer shall administer, perform or supervise the performance of such other activities in connection with the Mortgage Loans (including the Operative Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Master Servicer.

                  (ii) Notwithstanding anything in this Agreement or any of the Operative Documents to the contrary, the Master Servicer shall be responsible for promptly notifying the Owner Trustee and the Indenture Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) with respect to the Certificateholders' interest in the Trust as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Indenture Trustee pursuant to such provision.

                  (iii) Notwithstanding anything in this Agreement or the Operative Documents to the contrary, the Master Servicer shall be responsible for performance of the duties of the Issuer or the Sponsor set forth in Section 5.1(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports with respect to the Certificateholders' interest in the Trust.

                  (iv) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Master Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any




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
         such transactions or dealings shall be in accordance with any directions received from the Issuer (with the consent of the Insurer) and shall be, in the Master Servicer's opinion, no less favorable to the Issuer or the Insurer in any material respect.

                  (b) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Master Servicer are non-ministerial, the Master Servicer shall not take any action pursuant to this Article VI unless within a reasonable time before the taking of such action, the Master Servicer shall have notified the Owner Trustee and the Insurer of the proposed action and the Owner Trustee and the Insurer shall have consented thereto or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                  (i) the amendment of or any supplement to the Indenture.

                  (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans).

                  (iii) the amendment, change or modification of this Agreement or any of the Operative Documents.

                  (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                  (v) the removal of the Indenture Trustee.

                  (c) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Operative Documents, the Master Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders to the Originator under the Operative Documents, (2) sell the Trust Property pursuant to Section 12.1 of the Indenture, (3) take any other action that the Issuer directs the Master Servicer not to take on its behalf (unless the Insurer so directs) or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

                  (d) Responsibility. The Indenture Trustee or any successor Master Servicer shall not be responsible for any obligations or duties of the Master Servicer under Section 6.1.


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
                  Section 6.2. Records. The Master Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer and the Indenture Trustee at any time during normal business hours.

                  Section 6.3. Additional Information to be Furnished to the Issuer. The Master Servicer shall furnish to the Issuer, the Indenture Trustee and the Insurer from time to time such additional information regarding the Mortgage Loans as the Issuer, the Indenture Trustee and the Insurer shall reasonably request.

                                  ARTICLE VII
                                  MISCELLANEOUS

                  Section 7.1. Compliance Certificates and Opinions. Upon any application or request by the Sponsor, the Insurer or the Class A Noteholders to the Indenture Trustee to take any action under any provision of this Agreement, the Sponsor, the Insurer or the Class A Noteholders, as the case may be, shall furnish to the Indenture Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of any documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

                  Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto.

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

                  (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 7.2. Form of Documents Delivered to the Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate of an Authorized Officer of the Indenture Trustee may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such



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
Authorized Officer knows, or in the exercise of reasonable care should know, that the opinion is erroneous. Any such certificate of an Authorized Officer of the Indenture Trustee or any opinion of counsel may be based, insofar as it relates to factual matter upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Sponsor or of the Master Servicer, stating that the information with respect to such factual matters is in the possession of the Sponsor or of the Master Servicer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Indenture Trustee, stating that the information with respect to such matters is in the possession of the Indenture Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

                  Section 7.3. Acts of Class A Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Class A Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Class A Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and the Insurer has consented thereto, and, where it is hereby expressly required, to the Sponsor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Class A Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Indenture Trustee and the Trust, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The ownership of the Class A Notes shall be proved by the Register.



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
                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Class A Noteholder shall bind the Holder of every Class A Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Class A Notes.

                  Section 7.4. Notices, etc. to Indenture Trustee. Any request, demand, authorization, direction, notice, consent, waiver or act of the Class A Noteholders or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Indenture Trustee by any Owner, the Insurer or by the Sponsor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office as set forth in the Indenture.

                  Section 7.5. Notices and Reports to Class A Noteholders; Waiver of Notices. Where this Agreement provides for notice to Class A Noteholders of any event or the mailing of any report to Class A Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Class A Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Class A Noteholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

                  Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Class A Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Class A Noteholders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Agreement provides for notice to any rating agency that rated any Class A Notes, failure to give such notice shall not affect any other rights or obligations created hereunder.



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
                  Section 7.6. Rules by Indenture Trustee. The Indenture Trustee may make reasonable rules for any meeting of Class A Noteholders.

                  Section 7.7. Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

                  Section 7.8. Severability. In case any provision in this Agreement or in the Class A Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 7.9. Benefits of Agreement. Nothing in this Agreement or in the Class A Notes, expressed or implied, shall give to any Person, other than the Class A Noteholders, the Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

                  Section 7.10. Legal Holidays. In any case where the date of any Payment Date, any other date on which any distribution to any Holder is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Class A Notes or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

                  Section 7.11. Governing Law. In view of the fact that Class A Noteholders are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Class A Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

                  Section 7.12. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 7.13. Usury. The amount of interest payable or paid on any Class A Note under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Class A Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Class A Note inadvertently in error by the Indenture Trustee acting on behalf of the Trust and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Indenture Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Class A Note, if any, remaining unpaid in any event, the Indenture Trustee shall not be responsible for any repayment of such excess payments. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Class A Noteholders of Class A Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Class A Notes.

                  Section 7.14. Amendment. (a) The Indenture Trustee, the Sponsor and the Master Servicer, may at any time and from time to time, with the prior written approval of the Insurer but without the giving of notice to or the receipt of the consent of the Class A Noteholders, amend this Agreement, and the Indenture Trustee shall consent to such amendment, for the purpose of (i) curing any ambiguity, or correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof, or to add provisions hereto which are not inconsistent with the provisions hereof, or (ii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder; provided, however, that any such action shall not, as evidenced by an opinion of counsel delivered to the Indenture Trustee, materially and adversely affect the interests of any Owner (without its written consent).

                  (b) The Indenture Trustee, the Sponsor and the Master Servicer may, at any time and from time to time, with the prior written approval of the Insurer but without the giving of notice to or the receipt of the consent of the Class A Noteholders, amend this Agreement, and the Indenture Trustee shall consent to such amendment, for the purpose of changing the definition of "Specified Overcollateralization Amount" (as defined in the Insurance Agreement); provided, however, that no such change shall affect the weighted average life of the Class A Notes (assuming an appropriate prepayment speed as determined by the Underwriter as evidenced in writing) by more than five percent, as determined by the Underwriter.

                  (c) This Agreement may also be amended by the Indenture Trustee, the Sponsor, and the Master Servicer at any time and from time to time, with the prior written approval of the Insurer and not less than a majority of the Percentage Interest represented by the Class A Notes then Outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Class A Noteholders hereunder; provided, however, that no such amendment shall (a) change in any manner the amount of, or change the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Class A Notes or (b) reduce the aforesaid percentages of Percentage Interests which are required to consent to any such amendments, without the consent of all Class A Noteholders then Outstanding.



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
                  (d) The Insurer, the Class A Noteholders, Moody's and Standard & Poor's shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

                  Section 7.15. The Insurer. The Insurer is a third-party beneficiary of this Agreement. Any right conferred to the Insurer shall be suspended during any period in which the Insurer is in default in its payment obligations under the Policy except with respect to amendments to this Agreement pursuant to Section 11.14. During any period of suspension the Insurer's rights hereunder shall vest in the Class A Noteholders of the Class A Notes and shall be exercisable by the Class A Noteholders of at least a majority in Percentage Interest of the Class A Notes then Outstanding. At such time as the Class A Notes are no longer Outstanding hereunder and the Insurer has been reimbursed for all payments made pursuant to the Policy to which it is entitled hereunder, the Insurer's rights hereunder shall terminate. Except at such time as an Insurer Default has occurred and is continuing, the Insurer shall be deemed the 100% Holder of the Class A Notes for purposes of all voting rights, consents, directions, notices and waivers hereunder.

                  Section 7.16. Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

         The Indenture Trustee:     Bankers Trust Company
                                      of California, N.A.
                                    3 Park Plaza
                                    Irvine, CA 92614
                                    Attention: ADVANTA HOME
                                               EQUITY LOAN TRUST 1998-B
                                    Tel: (949) 253-7575
                                    Fax: (949) 253-7577

         The Sponsor:               Advanta Mortgage Conduit
                                      Services, Inc.
                                    16875 West Bernardo Drive
                                    San Diego, CA 92127
                                    Attention: Senior Vice President,
                                      Loan Service
                                    Tel: (619) 674-3356
                                    Fax: (619) 674-3666

                                   with a copy addressed to the attention of the General Counsel at the same address.

   The Master Servicer:         Advanta Mortgage Corp. USA
                                16875 West Bernardo Drive
                                San Diego, CA  92127
                                Attention:  Senior Vice President, Loan Service
                                Tel:  (619) 674-3356
                                Fax:  (619) 674-3666

   The Insurer:                 MBIA Insurance Corporation
                                113 King Street
                                Armonk, New York  10504
                                Attention: Insured Portfolio Management - SF
                                Tel.: (800) 765-6272
                                Fax:  (914) 765-3810

   Moody's:                     Moody's Investors Service
                                99 Church Street
                                New York, New York 10007
                                Attention: The Home Equity
                                Monitoring Department

   Standard & Poor's:           Standard & Poor's Ratings Group
                                26 Broadway, 10th Floor
                                New York, New York 10004
                                Attention: Mortgage Surveillance Group

   The Trust:                   Advanta Revolving Home Equity Loan
                                Trust 1998-B
                                c/o Wilmington Trust Company, as Owner Trustee
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, Delaware  19890

                  Section 7.17. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Agreement or any related documents.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

          ADVANTA MORTGAGE CONDUIT SERVICES, INC.


          By:
          ----------------------------------------
               Name:
               Title:

          ADVANTA MORTGAGE CORP. USA


          By:
          ----------------------------------------
               Name:
               Title:

          ADVANTA HOME EQUITY LOAN TRUST 1998-B,

          By: WILMINGTON TRUST COMPANY, not in its
          individual capacity but solely as Owner Trustee


          By:
          ----------------------------------------
               Name:
               Title:

          ADVANTA HOLDING TRUST

          By: WILMINGTON TRUST COMPANY, not in its
          individual capacity but solely as Owner Trustee


          By:
          ----------------------------------------
               Name:
               Title:

          BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
          not in its individual capacity but solely as Indenture Trustee


          By:
          ----------------------------------------
               Name:
               Title:




                [Signature Page of Sale and Servicing Agreement]

                                                                      SCHEDULE I

                           SCHEDULE OF MORTGAGE LOANS

                                                                       EXHIBIT A


                     FORM OF CONTENTS OF MORTGAGE LOAN FILE


FOR HELOC LOANS:

                  (a) The original Credit Line Agreement, or a certified copy thereof, bearing all intervening endorsements, endorsed either (i) "Pay to the order of Bankers Trust Company of California, N.A., as custodian or trustee under the applicable custody or trust agreement, without recourse" or (ii) "Pay to the order of Bankers Trust Company of California, N.A., as custodian or trustee under the applicable custody or trust agreement, without recourse, Advanta as Master Servicer," or (iii) "Pay to the order of Bankers Trust Company of California, N.A., as custodian or trustee" by [Seller, signature, name, title] and signed in the name of the previous owner by an authorized offer (in the event that the Mortgage Loan was acquired by the previous owner in a merger the signature must be in the following form: "[the previous owner], successor by merger to [name of predecessor]", in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[the previous owner], formerly known as [previous name]" or (iv) "Pay to the order of Bankers Trust Company, without recourse". The original Credit Line Agreement should be accompanied by any rider made in connection with the origination of the related Mortgage Loan.

                  (b) The original of any guaranty executed in connection with the Credit Line Agreement (if any).

                  (c) The original Mortgage with evidence of recording thereon or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a certified copy of the Mortgage.

                  (d) The originals of any assumption, modification, consolidation or extension agreements.

                  (e) If required, the original Assignment of Mortgage of each Mortgage Loan to "Bankers Trust Company of California, N.A., as custodian or trustee", "Bankers Trust Company of California, N.A. as trustee or custodian on behalf of the Advanta Conduit" or "Bankers Trust Company, as trustee". In the event that the Mortgage Loan was acquired by the previous owner in a merger, the Assignment of Mortgage must be the "(previous owner), successor by merger to (names of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the previous owner while doing business under another name, the Assignment of Mortgage must be by the "(previous owner), formerly known as (previous name)."

                  (f) The originals of all intervening Assignments of Mortgage, showing a complete chain of assignment from origination to the related Seller, including warehousing assignments, with evidence of recording thereon (or, if an original intervening assignment has not been returned from the recording office, a certified copy thereof.


FOR HLTV LOANS:


1.       Collateral File

(a) the original Mortgage Note endorsed by [Seller, signature, name, title] as follows: For value received, pay to the order of "Bankers Trust Company of California, N.A. as Custodian or Trustee", without recourse with all intervening endorsements showing a complete chain of title from the original lender to [Seller];

(b) the original Mortgage or Deed of Trust, with evidence of recording thereon, or, until the original Mortgage or Deed of Trust has been received from the applicable public recording office, a copy of the Mortgage or Deed of Trust certified by [Seller] to be a true and complete copy of the original Mortgage or Deed of Trust submitted for recording;

(c)      the Note riders signed as required;

(d) a copy of the original unrecorded assignment of the Mortgage or Deed of Trust from [Seller] to "Bankers Trust Company of California, N.A. as Custodian or Trustee";

(e) documentation of all intervening mortgage assignments with evidence of recording thereon, sufficient to show a complete chain of assignment from the originator of the Mortgage Loan to [Seller];

(f) any and all assumption, modification, written assurance or substitution agreements, where the terms or provisions of a Mortgage or Note have been modified or such Mortgage or Note have been assumed;

(g)      a title search (or a title policy, if any);

2.       Servicing File (using the Advanta Stacking Order as of July 1, 1995)

(a) any primary credit insurance policy or certificate of insurance, if applicable;

(b) all required hazard and flood insurance policies with respect to the Mortgage Property;

(c)      any guaranty(ies), surety agreement(s), and/or survey(s);

(d)      any appraisals on the Mortgaged Property;

(e)      the completed loan application signed by the Mortgagor;

(f)      the signed or certified Mortgage Loan settlement sheet;

(g) all employment, deposit and mortgage verifications, credit reports and reports and any other document relied upon in making the Mortgage Loan;

(h)      any Truth-In-Lending RESPA and ECOA related documents required by law;

(i)      all records, ledger cards and other documents relating to the Mortgage
         Loan;

(j) Copies of all applicable transfer notifications, i.e., borrower insurance, flood, hazard;

(k) the original unrecorded assignment of the Mortgage or Deed of Trust from the Buyer to Bankers Trust Company of California, N.A, as Custodian or Trustee.

                                                                      EXHIBIT  B


                        FORM OF UNDERLYING MORTGAGE NOTES

                                   [Attached]

                                                                       EXHIBIT C


                   FORM OF CERTIFICATE REGARDING PREPAID LOANS


                  I, James L. Shreero, Senior Vice-President of Advanta Mortgage Conduit Services, Inc., a Delaware corporation, as sponsor (the "Sponsor"), hereby certify that between the "Cut-Off Date" (as defined in the Sale and Servicing Agreement, dated as of June 1, 1998, among the Sponsor, Advanta Mortgage Corp. USA, a Delaware corporation, as Master Servicer, Advanta Revolving Home Equity Loan Trust 1998-A, as Issuer, and Bankers Trust Company of California, N.A., a national banking association, as Indenture Trustee), and the date hereof, the following schedule of "Mortgage Loans" (each as defined in the Sale and Servicing Agreement) has been prepaid in full.


Dated:
      -------------------------

                                     -----------------------------------
                                        James L. Shreero, Senior Vice-President

                                                                      EXHIBIT  D



                   FORM OF TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT


                  Bankers Trust Company of California, N.A., a national banking association, in its capacity as indenture trustee (the "Indenture Trustee") under that certain Sale and Servicing Agreement, dated as of June 1, 1998 (the "Sale and Servicing Agreement"), by and among Advanta Mortgage Conduit Services, Inc., a Delaware corporation, as Sponsor (the "Sponsor"), Advanta Mortgage Corp. USA, a Delaware corporation, as Master Servicer, Advanta Revolving Home Equity Loan Trust 1998-A, as Issuer, and the Indenture Trustee, hereby acknowledges receipt of the items delivered to it by the Sponsor with respect to the Initial Mortgage Loans.

                  The Schedule of Initial Mortgage Loans is attached to this Receipt.

                  The Indenture Trustee hereby additionally acknowledges that it shall review such items as required by Section 2.2(a) of the Sale and Servicing Agreement and shall otherwise comply with Section 2.2(b) of the Sale and Servicing Agreement as required thereby.

                                      BANKERS TRUST COMPANY OF
                                      CALIFORNIA, N.A., as Indenture Trustee



                                      By:
                                         --------------------------------
                                         Name:
                                         Title:


Dated:  June    , 1998
             ---

                                                                       EXHIBIT E

                              FORM OF CERTIFICATION

                  WHEREAS, the undersigned is an Authorized Officer of Bankers Trust Company of California, N.A., a national banking association, acting in its capacity as indenture trustee (the "Indenture Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Indenture Trustee, pursuant to that certain Sale and Servicing Agreement, dated as of June 1, 1998 (the "Sale and Servicing Agreement"), by and among Advanta Mortgage Conduit Services, Inc., a Delaware corporation, as Sponsor (the "Sponsor"), Advanta Mortgage Corp. USA, a Delaware corporation, as Master Servicer, Advanta Revolving Home Equity Loan Trust 1998-A, as Issuer, and the Indenture Trustee; and

                  WHEREAS, the Indenture Trustee is required, pursuant to
Section 2.2(a) of the Sale and Servicing Agreement, to review the Files relating to the Pool within a specified period following the Closing Day and Subsequent Transfer Date and to notify the Sponsor promptly of any defects with respect to the Pool, and the Sponsor is required to remedy such defects or take certain other action, all as set forth in Section 2.2(b) of the Sale and Servicing Agreement; and

                  WHEREAS, Section 2.2(a) of the Sale and Servicing Agreement requires the Indenture Trustee to deliver this Certification upon the satisfaction of certain conditions set forth therein;

                  NOW, THEREFORE, the Indenture Trustee has determined that as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents required to be delivered to it pursuant to this Agreement are in its possession and (ii) such documents have been reviewed by it and on their face appear to relate to such Mortgage Loan. The Indenture Trustee makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.

                                            BANKERS TRUST COMPANY
                                            OF CALIFORNIA, N.A.



                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


Date:
      ------------------------

                                                                       EXHIBIT F


                     FORM OF MASTER SERVICER'S TRUST RECEIPT


To:    Bankers Trust Company  of California, N.A.
       Three Park Plaza, 16th Floor
       Irvine, California 92714
       Attn:  Corporate Trust

                             Date: _________________

                  In connection with the administration of the mortgage loans held by you as Indenture Trustee under that certain Sale and Servicing Agreement dated as of June 1, 1998 by and among Advanta Mortgage Conduit Services, Inc., a Delaware corporation, as Sponsor, Advanta Mortgage Corp. USA, a Delaware corporation, as Master Servicer, Advanta Revolving Home Equity Loan Trust 1998-A, as Issuer, and you (the "Agreement"), the Master Servicer hereby requests a release of the File held by you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below:

Mortgagor's Name:

Loan No.:

Reason for requesting file:

_______ 1.        Mortgage Loan paid in full.

                         (The Master Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Certificate Account (whichever is applicable) pursuant to the Agreement.)

_______ 2.        Mortgage Loan purchased pursuant to Section 3.3, 3.4, 2.2(b)
                  or 4.10(b) of the Agreement.

                         (The Master Servicer hereby certifies that the Loan Purchase Price has been or will be paid to the Certificate Account pursuant to the Agreement.)

_______ 3.        Mortgage Loan substituted.

                         (The Master Servicer hereby certifies that a Qualified Replacement Mortgage has been or will be assigned and delivered to you along with the related File pursuant to the Agreement.)

_______ 4.        The Mortgage Loan is being foreclosed.


_______ 5.        Other.  (Describe)

                  The undersigned acknowledges that the above File will be held by the undersigned in accordance with the provisions of the Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, or purchased or substituted for by a Qualified Replacement Mortgage (in which case the File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the File will be returned when no longer required by us for such purpose).

                  Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                        ADVANTA MORTGAGE CORP. USA



                                        By:______________________________
                                              Name:
                                              Title:


                                       F-2